                                                                    EXHIBIT 4.28

                              AMENDED AND RESTATED

                              DECLARATION OF TRUST

                                       OF

                             COUNTRYWIDE CAPITAL IV

                           Dated as of April 11, 2003

                                TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----
ARTICLE I         INTERPRETATION AND DEFINITIONS..............................................................    1

         SECTION 1.1       Definitions........................................................................    1

ARTICLE II        TRUST INDENTURE ACT.........................................................................    8

         SECTION 2.1       Trust Indenture Act; Application...................................................    8
         SECTION 2.2       Lists of Holders of Securities.....................................................    8
         SECTION 2.3       Reports by the Institutional Trustee...............................................    9
         SECTION 2.4       Periodic Reports to Institutional Trustee..........................................    9
         SECTION 2.5       Evidence of Compliance with Conditions Precedent...................................   10
         SECTION 2.6       Events of Default; Waiver..........................................................   10
         SECTION 2.7       Event of Default; Notice...........................................................   12

ARTICLE III       ORGANIZATION................................................................................   13

         SECTION 3.1       Name...............................................................................   13
         SECTION 3.2       Office.............................................................................   13
         SECTION 3.3       Purposes...........................................................................   13
         SECTION 3.4       Authority..........................................................................   13
         SECTION 3.5       Title to Property of the Trust.....................................................   14
         SECTION 3.6       Powers and Duties of the Regular Trustees..........................................   14
         SECTION 3.7       Prohibition of Actions by the Trust and the Trustees...............................   16
         SECTION 3.8       Powers and Duties of the Institutional Trustee.....................................   17
         SECTION 3.9       Certain Duties and Responsibilities of the Institutional Trustee...................   19
         SECTION 3.10      Certain Rights of the Institutional Trustee........................................   21
         SECTION 3.11      Delaware Trustee...................................................................   23
         SECTION 3.12      Execution of Documents.............................................................   23
         SECTION 3.13      Not Responsible for Recitals or Issuance of Securities.............................   24
         SECTION 3.14      Duration of Trust..................................................................   24
         SECTION 3.15      Mergers............................................................................   24

ARTICLE IV        SPONSOR.....................................................................................   25

         SECTION 4.1       Sponsor's Purchase of Common Securities............................................   25
         SECTION 4.2       Responsibilities of the Sponsor....................................................   25
         SECTION 4.3       Right to Proceed...................................................................   26
         SECTION 4.4       Expenses...........................................................................   26

ARTICLE V         TRUSTEES....................................................................................   27

         SECTION 5.1       Number of Trustees.................................................................   27
         SECTION 5.2       Delaware Trustee...................................................................   28
         SECTION 5.3       Institutional Trustee; Eligibility.................................................   28

         SECTION 5.4       Certain Qualifications of the Regular Trustees and the
                  Delaware Trustee Generally..................................................................   29
         SECTION 5.5       Regular Trustees...................................................................   29
         SECTION 5.6       Appointment, Removal and Resignation of Trustees...................................   29
         SECTION 5.7       Vacancies among Trustees...........................................................   31
         SECTION 5.8       Effect of Vacancies................................................................   31
         SECTION 5.9       Meetings...........................................................................   31
         SECTION 5.10      Delegation of Power................................................................   32
         SECTION 5.11      Merger, Conversion, Consolidation or Succession to Business........................   32

ARTICLE VI        DISTRIBUTIONS...............................................................................   32

         SECTION 6.1       Distributions......................................................................   32

ARTICLE VII       ISSUANCE OF SECURITIES......................................................................   33

         SECTION 7.1       General Provisions Regarding Securities............................................   33
         SECTION 7.2       Paying Agent.......................................................................   34

ARTICLE VIII      DISSOLUTION OF TRUST........................................................................   35

         SECTION 8.1       Dissolution of Trust...............................................................   35

ARTICLE IX        TRANSFER OF INTERESTS.......................................................................   36

         SECTION 9.1       Transfer of Securities.............................................................   36
         SECTION 9.2       Transfer of Certificates...........................................................   36
         SECTION 9.3       Deemed Security Holders............................................................   37
         SECTION 9.4       Book-Entry Interests...............................................................   38
         SECTION 9.5       Notices to Depository Institution..................................................   39
         SECTION 9.6       Appointment of Successor Depository Institution....................................   39
         SECTION 9.7       Definitive Preferred Security Certificates.........................................   39
         SECTION 9.8       Mutilated, Destroyed, Lost or Stolen Certificates..................................   40

ARTICLE X         LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES, TRUSTEES OR OTHERS........................   40

         SECTION 10.1      Liability..........................................................................   40
         SECTION 10.2      Exculpation........................................................................   41
         SECTION 10.3      Fiduciary Duty.....................................................................   41
         SECTION 10.4      Indemnification....................................................................   42
         SECTION 10.5      Outside Businesses.................................................................   45
         SECTION 10.6      Compensation; Fees.................................................................   45

ARTICLE XI        ACCOUNTING..................................................................................   46

         SECTION 11.1      Fiscal Year........................................................................   46
         SECTION 11.2      Certain Accounting Matters.........................................................   46

         SECTION 11.3      Banking............................................................................   46
         SECTION 11.4      Withholding........................................................................   47

ARTICLE XII       AMENDMENTS AND MEETINGS.....................................................................   47

         SECTION 12.1      Amendments.........................................................................   47
         SECTION 12.2      Meetings of the Holders of Securities; Action by Written Consent...................   49

ARTICLE XIII      REPRESENTATIONS OF INSTITUTIONAL TRUSTEE AND DELAWARE TRUSTEE...............................   50

         SECTION 13.1      Representations and Warranties of Institutional Trustee............................   50
         SECTION 13.2      Representations and Warranties of Delaware Trustee.................................   51

ARTICLE XIV       MISCELLANEOUS...............................................................................   52

         SECTION 14.1      Notices............................................................................   52
         SECTION 14.2      Governing Law......................................................................   53
         SECTION 14.3      Intention of the Parties...........................................................   53
         SECTION 14.4      Headings...........................................................................   53
         SECTION 14.5      Successors and Assigns.............................................................   53
         SECTION 14.6      Partial Enforceability.............................................................   53
         SECTION 14.7      Counterparts.......................................................................   54

                             CROSS-REFERENCE TABLE*

Section of
Trust Indenture Act                                       Section of
of 1939, as amended                                      Declaration
--------------------------------------------------------------------------------
310(a).....................................                                5.3(a)
310(b).....................................                                5.3(c)
310(c).....................................                          Inapplicable
311(a) and (b).............................                                5.3(c)
311(c).....................................                          Inapplicable
312(a).....................................                                2.2(a)
312(b).....................................                                2.2(b)
313........................................                                   2.3
314(a).....................................                                   2.4
314(b).....................................                          Inapplicable
314(c).....................................                                   2.5
314(d).....................................                          Inapplicable
314(e).....................................                                   2.5
314(f).....................................                          Inapplicable
315(a).....................................                                3.9(b)
315(b).....................................                                2.7(a)
315(c).....................................                                3.9(a)
315(d).....................................                                3.9(b)
316(a) and (b).............................    2.6 and Annex I (Sections 5 and 6)
316(c).....................................                                3.6(e)
317(a).....................................                                3.8(c)
317(b).....................................                                3.8(h)

* This Cross-Reference Table does not constitute part of the Declaration and shall not affect the interpretation of any of its terms or provisions.

                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                             COUNTRYWIDE CAPITAL IV

         THIS AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") is dated and effective as of April 11, 2003 by the Trustees (as defined herein), the Sponsor (as defined herein), the Debenture Guarantor (as defined herein) and by the holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to this Declaration.

         WHEREAS, the Trustees (or their predecessors) and the Sponsor established Countrywide Capital IV (the "Trust"), a statutory trust under the Statutory Trust Act (as defined herein), pursuant to a Declaration of Trust, dated as of November 21, 2001 (the "Original Declaration"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware (the "Secretary of State") on November 21, 2001, as amended to date (the "Certificate of Trust") for the exclusive purpose of (i) issuing and selling certain Securities (as defined herein) representing undivided beneficial interests in the assets of the Trust, (ii) investing the gross proceeds thereof in the Debentures (as defined herein) of the Debenture Issuer (as defined herein) and (iii) engaging only in those other activities necessary or incidental thereto; and

         WHEREAS, as of the date hereof, no Securities have been issued; and

         WHEREAS, all of the Trustees, the Debenture Guarantor and the Sponsor, by this Declaration, hereby amend and restate each and every term and provision of the Original Declaration.

         NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a statutory trust under the Statutory Trust Act and that this Declaration constitutes the governing instrument of such statutory trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the Holders (as defined herein), subject to the provisions of this Declaration.

                                   ARTICLE I
                         INTERPRETATION AND DEFINITIONS

         SECTION 1.1 Definitions.

         Unless the context otherwise requires:

         (a) capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

         (b) a term defined anywhere in this Declaration has the same meaning throughout;

         (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

         (d) all references in this Declaration to Articles, Sections, Annexes and Exhibits are to Articles and Sections of, and Annexes and Exhibits to, this Declaration;

         (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

         (f) a reference to the singular includes the plural and vice versa.

         "Additional Interest" has the meaning set forth in Section 2(d) of Annex I.

         "Affiliate" has the same meaning as given to that term in Rule 405 under the Securities Act or any successor rule thereunder.

         "Agent" means any Paying Agent.

         "Authorized Officer" of a Person means the chairman of the board, the president, any senior managing director, any managing director, any vice president, the treasurer, the secretary, the comptroller, any assistant comptroller, any assistant treasurer, any assistant secretary or any other officer of such Person generally authorized to bind such Person.

         "Book-Entry Interest" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Depository Institution as described in Section 9.4.

         "Business Day" has the meaning set forth in the Indenture.

         "Certificate" means a Common Security Certificate or a Preferred Security Certificate.

         "Certificate of Trust" has the meaning set forth in the first recital hereto.

         "Closing Date" has the meaning set forth in the Underwriting Agreement.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

         "Commission" means the Securities and Exchange Commission.

         "Common Securities" has the meaning set forth in Section 7.1(a).

         "Common Securities Guarantee" means the guarantee agreement dated as of April 11, 2003 of the Sponsor and the Debenture Guarantor in respect of the Common Securities.

         "Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security substantially in the form of Exhibit A-2.

         "Compound Interest" has the meaning set forth in Section 2(a) of Annex
I.

         "Corporate Trust Office" means the office of the Institutional Trustee at which the corporate trust business of the Institutional Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Agreement is located at 101 Barclay Street, New York, New York 10286, Attention: Corporate Trust Administration, telecopy no. (212) 815-5707.

         "Coupon Rate" has the meaning set forth in Section 2(a) of Annex I.

         "Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

         "Creditor" has the meaning set forth in Section 4.4.

         "Debenture Guarantee" has the meaning set forth in the Indenture.

         "Debenture Guarantor" means Countrywide Home Loans, Inc., a New York corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as guarantor under the Indenture.

         "Debenture Issuer" means the Sponsor, in its capacity as issuer of the Debentures under the Indenture.

         "Debenture Issuer Indemnified Person" means (a) any Regular Trustee;
(b) any Affiliate of any Regular Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Regular Trustee; or (d) any officer, employee or agent of the Trust or its Affiliates.

         "Debentures" means the 6.75% Junior Subordinated Deferrable Interest Debentures due April 1, 2033 issued by the Debenture Issuer to the Trust.

         "Debt Trustee" means The Bank of New York, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

         "Declaration" has the meaning set forth in the preamble hereto.

         "Definitive Preferred Security Certificates" has the meaning set forth in Section 9.4.

         "Delaware Trustee" has the meaning set forth in Section 5.2.

         "Depository Institution" shall mean DTC, another clearing agency, or any successor registered as a clearing agency under the Exchange Act, or other applicable statute or regulation, which, in each case, shall be designated by the Debenture Issuer pursuant to either Section 2.03 or 2.11 of the Indenture.

         "Depository Institution Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Depository Institution effects book-entry transfers and pledges of securities deposited with the Depository Institution.

         "Direct Action" has the meaning set forth in Section 3.8(e).

         "Distribution" means a distribution payable to Holders of Securities in accordance with Section 6.1.

         "Distribution Payment Date" has the meaning set forth in Section 2(b) of Annex I.

         "DTC" means The Depository Trust Company, the initial Depository Institution.

         "Event of Default" in respect of the Securities means an Event of Default under the Indenture which has occurred and is continuing in respect of the Debentures.

         "Exchange Act" means the Securities and Exchange Act of 1934, as amended from time to time, or any successor legislation.

         "Extension Period" has the meaning set forth in Section 2(b) of Annex
I.

         "Fiduciary Indemnified Person" has the meaning set forth in Section 10.4(b).

         "Fiscal Year" has the meaning set forth in Section 11.1.

         "Global Certificate" has the meaning set forth in Section 9.4.

         "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Statutory Trust Act.

         "Indemnified Person" means a Debenture Issuer Indemnified Person or a Fiduciary Indemnified Person.

         "Indenture" means the Indenture dated as of April 11, 2003, among the Debenture Issuer, the Debenture Guarantor and the Debt Trustee, and any indenture supplemental thereto pursuant to which the Debentures are to be issued.

         "Institutional Trustee" means the Trustee meeting the eligibility requirements set forth in Section 5.3.

         "Institutional Trustee Account" has the meaning set forth in Section 3.8(c).

         "Investment Company" means an investment company as defined in the Investment Company Act.

         "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

         "Legal Action" has the meaning set forth in Section 3.6(g).

         "Liquidation" has the meaning set forth in Section 3 of Annex I.

         "Liquidation Distribution" has the meaning set forth in Section 3 of Annex I.

         "List of Holders" has the meaning set forth in Section 2.2(a).

         "Majority in liquidation amount of Preferred Securities" means, except as provided in the terms of the Preferred Securities set forth in Annex I hereto or by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

         "NYSE" means the New York Stock Exchange, Inc.

         "Officers' Certificate" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

                  (a) a statement that each Authorized Officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

                  (b) a brief statement of the nature and scope of the examination or investigation undertaken by each Authorized Officer in rendering the Officers' Certificate;

                  (c) a statement that each such Authorized Officer has made such examination or investigation as, in such Authorized Officer's opinion, is necessary to enable such Authorized Officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such Authorized Officer, such condition or covenant has been complied with.

         "Original Declaration" has the meaning set forth in the first recital hereto.

         "Paying Agent" has the meaning set forth in Section 3.8(h).

         "Payment Amount" has the meaning set forth in Section 6.1.

         "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

         "Preferred Guarantee Trustee" means The Bank of New York, as trustee under the Preferred Securities Guarantee until a successor is appointed thereunder, and thereafter means such successor trustee.

         "Preferred Securities" has the meaning set forth in Section 7.1(a).

         "Preferred Securities Guarantee" means the guarantee agreement dated as of April 11, 2003 of the Sponsor and the Debenture Guarantor in respect of the Preferred Securities.

         "Preferred Security Beneficial Owner" means, with respect to a Book-Entry Interest, a Person who is the beneficial owner of such Book-Entry Interest, as reflected on the books of the Depository Institution, or on the books of a Person maintaining an account with such Depository Institution (directly as a Depository Institution Participant or as an indirect participant, in each case in accordance with the rules of such Depository Institution).

         "Preferred Security Certificate" means a certificate representing a Preferred Security substantially in the form of Exhibit A-1.

         "Prepayment Price" has the meaning set forth in Section 4(b) of Annex
I.

         "Pro Rata" has the meaning set forth in Section 8 of Annex I.

         "Prospectus" means the prospectus included in the Shelf Registration Statement at the time the Shelf Registration Statement was declared effective, as amended or supplemented by any prospectus supplement and by all other amendments, including post-effective amendments, and supplements thereto, and all other material incorporated by reference therein.

         "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

         "Redemption/Distribution Notice" has the meaning set forth in Section 4(f)(i) of Annex I.

         "Redemption Price" shall have the meaning set forth in Section 4(a) of Annex I.

         "Regular Trustee" has the meaning set forth in Section 5.1.

         "Related Party" means, with respect to the Sponsor or the Debenture Guarantor, any direct or indirect wholly owned subsidiary of the Sponsor or the Debenture Guarantor, as the case may be, or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor or the Debenture Guarantor, as the case may be.

         "Resignation Request" has the meaning set forth in Section 5.6(c).

         "Responsible Officer" means, with respect to the Institutional Trustee any officer within the Corporate Trust Office of the Institutional Trustee with direct responsibility for the administration of this Declaration and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

         "Rule 3a-5" means Rule 3a-5 under the Investment Company Act.

         "Securities" means the Common Securities and the Preferred Securities.

         "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

         "Securities Guarantees" means the Common Securities Guarantee and the Preferred Securities Guarantee.

         "Shelf Registration Statement" means the registration statement (File Nos. 333-103623, 333-103623-01, 333-103623-02, and 333-103623-03) relating to the registration for sale of the Securities that has been filed with the Commission, and all amendments (including post-effective amendments) thereto, and all exhibits and material incorporated by reference therein.

         "Special Redemption Event" has the meaning set forth in Section 4(c) of Annex I.

         "Sponsor" means Countrywide Financial Corporation, a Delaware corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

         "Stated Maturity" has the meaning set forth in Section 4(a) of Annex I.

         "Statutory Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

         "Successor Delaware Trustee" has the meaning set forth in Section 5.6(b)(ii).

         "Successor Entity" has the meaning set forth in Section 3.15(b)(i).

         "Successor Institutional Trustee" has the meaning set forth in Section 5.6(b)(i).

         "Successor Securities" has the meaning set forth in Section 3.15(b)(i)(B).

         "Super Majority" has the meaning set forth in Section 2.6(a)(ii).

         "10% in liquidation amount" means, except as provided in the terms of the Preferred Securities set forth in Annex I hereto or by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate in liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

         "Transfer Agent" has the meaning set forth in Section 9.2(e).

         "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

         "Trust" has the meaning set forth in the first recital hereto.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

         "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

         "Underwriting Agreement" means the Underwriting Agreement for the offering and sale of Preferred Securities substantially in the form of Exhibit C.

                                   ARTICLE II
                               TRUST INDENTURE ACT

         SECTION 2.1 Trust Indenture Act; Application.

         (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

         (b) The Institutional Trustee shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act.

         (c) If, and to the extent that, any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, the duties imposed by the Trust Indenture Act shall control.

         (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

         SECTION 2.2 Lists of Holders of Securities.

         (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Institutional Trustee (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Institutional Trustee may reasonably require, of the names and addresses of the Holders ("List of Holders") as of such record date, provided that neither the Sponsor nor the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Institutional Trustee by the Sponsor and the Regular Trustees on behalf of the Trust and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 15 days before such List of Holders is given to the Institutional Trustee. The Institutional Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in the Lists of Holders given to it or which it receives in its capacity as

Paying Agent (if acting in such capacity), provided that the Institutional Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

         (b) The Institutional Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

         SECTION 2.3 Reports by the Institutional Trustee.

         (a) The Institutional Trustee shall transmit to Holders such reports concerning the Institutional Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Institutional Trustee shall, within sixty days after each May 15 following the date of this Declaration deliver to Holders a brief report which complies with the provisions of such Section 313(a).

         (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Institutional Trustee with each stock exchange, if any, upon which the Securities are listed, with the Commission and with the Trust. The Trust will promptly notify the Institutional Trustee when the Securities are listed on any stock exchange and of any delisting thereof.

         SECTION 2.4 Periodic Reports to Institutional Trustee.

         (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust covenants and agrees to file with the Institutional Trustee, within 15 days after the Trust is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Trust may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Trust is not required to file information, documents or reports pursuant to either of such sections, then to file with the Institutional Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

         (b) Each of the Sponsor and the Regular Trustees on behalf of the Trust covenants and agrees to file with the Institutional Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Trust with the conditions and covenants provided for in this Declaration as may be required from time to time by such rules and regulations.

         (c) Each of the Sponsor and the Regular Trustees on behalf of the Trust covenants and agrees to transmit by mail to all Holders, as the names and addresses of such Holders appear upon the security register, within 30 days after the filing thereof with the Institutional Trustee, such summaries of any information, documents and reports required to be filed by the Trust pursuant to subsections (a) and (b) of this Section 2.4 as may be required by rules and regulations prescribed from time to time by the Commission.

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

         (d) Each of the Sponsor, the Debenture Guarantor and the Regular Trustees on behalf of the Trust covenants and agrees to furnish to the Institutional Trustee within 120 days of the end of each fiscal year, the compliance certificate required by Section 314(a)(4) of the Trust Indenture Act. The compliance certificate shall be executed by two Authorized Officers of the Sponsor, at least one of whom shall be the chief financial or accounting officer of the Sponsor.

         (e) Delivery of such reports, information and documents to the Institutional Trustee is for informational purposes only and the Institutional Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Trust's compliance with any of its covenants hereunder (as to which the Institutional Trustee is entitled to rely exclusively on Officers' Certificates).

         SECTION 2.5 Evidence of Compliance with Conditions Precedent.

         Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Institutional Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officers' Certificate.

         SECTION 2.6 Events of Default; Waiver.

         (a) Subject to Section 2.6(c), the Holders of a Majority in liquidation amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

                  (i) is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable; or

                  (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, then the Event of Default under the Declaration may be waived only by the vote of the Holders of at least the proportion in liquidation amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding; or

                  (iii) requires the consent or vote of each holder of Debentures to be waived under the Indenture, then the Event of Default under the Declaration may be waived only by each Holder of Preferred Securities.

         The foregoing provisions of this Section 2.6(a) shall be in lieu of
Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote or consent of the Holders of the Common Securities.

         (b) Subject to Section 2.6(c), the Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

                  (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), then the Event of Default under the Declaration shall also not be waivable; or

                  (ii) requires the consent or vote of (A) a Super Majority to be waived, then the Event of Default under the Declaration may be waived only by the vote of the Holders of at least the proportion in liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding or (B) each holder of Debentures to be waived, then the Event of Default under the Declaration may only be waived by each Holder of Preferred Securities, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b); provided further, each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Institutional Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Institutional Trustee in accordance with the terms of the Securities set forth in Annex I hereto. If any Event of Default with respect to the Preferred Securities is waived by the Holders of Preferred Securities as provided in this Declaration, the Holders of Common Securities agree that such waiver shall also constitute the waiver of such Event of Default with respect to the Common Securities for all purposes under this Declaration without any further act, vote or consent of the Holders of the Common Securities. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon. The foregoing provisions of this Section 2.6(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

         (c) The right of any Holder to receive payment of Distributions in accordance with this Declaration and the terms of the Securities set forth in Annex I on or after the respective payment dates therefor, or to institute suit for the enforcement of any such payment on or after such payment dates, shall not be impaired without the consent of each such Holder.

         (d) A waiver of an Event of Default under the Indenture by the Institutional Trustee at the written direction of the Holders of the Preferred Securities constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provision of this Section 2.6(d) shall be in lieu of
Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

         SECTION 2.7 Event of Default; Notice.

         (a) The Institutional Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders, notice of all defaults with respect to the Securities actually known to a Responsible Officer, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be an Event of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of, premium, if any, or interest on any of the Debentures or in the payment of any sinking fund installment established for the Debentures, the Institutional Trustee shall be protected in withholding such notice if and so long as a Responsible Officer in good faith determines that the withholding of such notice is in the interests of the Holders; and provided further, that in the case of any default of the character specified in Section 5.01(c) of the Indenture, no such notice to Holders shall be given until at least 60 days after the occurrence thereof but shall be given within 90 days after such occurrence.

         (b) The Institutional Trustee shall not be deemed to have knowledge of any default except:

                  (i) a default under Section 5.01(a) or (b) of the Indenture; or

                  (ii) any default as to which the Institutional Trustee shall have received written notice or of which a Responsible Officer charged with the administration of the Declaration shall have actual knowledge.

                                  ARTICLE III
                                  ORGANIZATION

         SECTION 3.1 Name.

         The Trust continued by this Declaration is named "Countrywide Capital IV," as such name may be modified from time to time by the Regular Trustees following written notice to the Holders. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

         SECTION 3.2 Office.

         The address of the principal office of the Trust is c/o Countrywide Financial Corporation, 4500 Park Granada, Calabasas, California 91302. Upon ten
(10) Business Days' written notice to the Holders of Securities, the Regular Trustees may designate another principal office.

         SECTION 3.3 Purposes.

         The exclusive purposes and functions of the Trust are (i) to issue (a) its Preferred Securities pursuant to the Underwriting Agreement in exchange for cash and (b) its Common Securities to the Sponsor in exchange for cash, and to use the gross proceeds of the sale of the Securities to invest in the Debentures, (ii) to enter into such agreements and arrangements as may be necessary in connection with the issuance and sale of the Securities and to take all actions, and exercise such discretion, as may be necessary or desirable in connection with the issuance and sale of the Securities and to file such registration statements or make such other filings under the Securities Act, the Exchange Act or State securities or "Blue Sky" laws as may be necessary or desirable in connection with the offer and the issuance and sale of the Securities, and (iii) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. As more specifically provided in Section 3.7, the Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

         SECTION 3.4 Authority.

         Subject to the limitations provided in this Declaration and to the specific duties of the Institutional Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. Any action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and any action taken by the Institutional Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

         SECTION 3.5 Title to Property of the Trust.

         Except as provided in Section 3.8 with respect to the Debentures and the Institutional Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

         SECTION 3.6 Powers and Duties of the Regular Trustees.

         The Regular Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

         (a) to issue and sell the Securities in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities; and, provided further, that there shall be no interests in the Trust other than the Securities;

         (b)      in connection with the issue of the Preferred Securities, to:

                  (i) execute and file with the Commission one or more registration statements on Form S-3 prepared by the Sponsor, including any and all amendments thereto, pertaining to the Preferred Securities;

                  (ii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Preferred Securities in any State in which the Sponsor has determined to qualify or register such Preferred Securities for sale;

                  (iii) execute and file an application, prepared by the Sponsor, to the NYSE or any other national stock exchange or The Nasdaq Stock Market's National Market for listing or quotation upon notice of issuance of any Preferred Securities;

                  (iv) execute and file with the Commission a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor, relating to the registration of the Preferred Securities under Section 12(b) or 12(g) of the Exchange Act;

                  (v) execute and enter into the Underwriting Agreement and one or more purchase agreements providing for the sale of the Common Securities and the purchase of the Debentures; and

                  (vi) execute and deliver letters, documents or instruments to DTC.

         (c) to acquire the Debentures with the proceeds of the sale of the Preferred Securities and the Common Securities; provided, however, that the Regular Trustees shall cause legal title to the Debentures to be held of record in the name of the Institutional Trustee for the benefit of the Holders;

         (d) to give the Sponsor and the Institutional Trustee prompt written notice of the occurrence of a Special Redemption Event;

         (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Securities as to such actions and applicable record dates;

         (f) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Securities set forth in Annex I hereto;

         (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Institutional Trustee has the exclusive power to bring such Legal Action;

         (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors and consultants and pay reasonable compensation for such services;

         (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

         (j) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Institutional Trustee, which certificate may be executed by any Regular Trustee;

         (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

         (l) to act as, or appoint another Person to act as, registrar, transfer agent and paying agent for the Securities;

         (m) to give prompt written notice to the Holders of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;

         (n) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

         (o) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders or to enable the Trust to effect the purposes for which the Trust was created;

         (p) to take any action, not inconsistent with this Declaration or with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

                  (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

                  (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

                  (iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes,

         provided that such actions do not adversely affect the interests of Holders; and

         (q) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust.

         The Regular Trustees shall exercise the powers set forth in this
Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Regular Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

         Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Institutional Trustee set forth in
Section 3.8.

         Any expenses incurred by the Regular Trustees pursuant to this
Section 3.6 shall be reimbursed by the Debenture Issuer.

         The Regular Trustees shall take all actions on behalf of the Trust that are not specifically required by this Declaration to be taken by any other Trustee.

         SECTION 3.7 Prohibition of Actions by the Trust and the Trustees.

         (a) The Trust shall not, and the Trustees (including the Institutional Trustee) shall cause the Trust not to, engage in any activity other than in connection with the purposes of the Trust or other than as required or authorized by this Declaration. In particular, the Trust shall not, and the Trustees (including the Institutional Trustee) shall cause the Trust not to:

                  (i) invest any proceeds received by the Trust in respect of the Debentures, but shall distribute all such proceeds to Holders pursuant to the terms of this Declaration and of the Securities;

                  (ii) acquire any assets other than as expressly provided herein;

                  (iii) possess Trust property for other than a Trust purpose;

                  (iv) make any investments, other than investments represented by the Debentures;

                  (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

                  (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities;

                  (vii)    incur any indebtedness for borrowed money; or

                  (viii) other than as provided in this Declaration or Annex I hereto, (A) direct the time, method and place of exercising any trust or power conferred upon the Debt Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures held in the Trust shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures if such action would cause the Trust to be classified for United States federal income tax purposes as other than a grantor trust or would cause the Trust to be deemed an Investment Company required to be registered under the Investment Company Act.

         SECTION 3.8 Powers and Duties of the Institutional Trustee.

         (a) The legal title to the Debentures shall be owned by and held of record in the name of the Institutional Trustee in trust for the benefit of the Holders. The right, title and interest of the Institutional Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Institutional Trustee in accordance with Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

         (b) The Institutional Trustee shall not transfer its right, title and interest in the Debentures to the Regular Trustees or to the Delaware Trustee (if the Institutional Trustee does not also act as Delaware Trustee).

         (c)      The Institutional Trustee shall:

                  (i) establish and maintain a segregated non-interest bearing trust account (the "Institutional Trustee Account") in the name of and under the exclusive control of the Institutional Trustee on behalf of the Holders and, upon the receipt of payments of funds made in respect of the Debentures held by the Institutional Trustee, deposit such funds into the Institutional Trustee Account and make payments to the Holders from the Institutional Trustee Account in accordance with Section 6.1. Funds in the Institutional Trustee Account shall be held uninvested until disbursed in accordance with this Declaration;

                  (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Securities to the extent the Debentures are redeemed or mature; and

                  (iii) upon written notice of distribution issued by the Regular Trustees in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders in accordance with the provisions of the Indenture.

         (d) The Institutional Trustee shall take all actions and perform such duties as may be specifically required of the Institutional Trustee pursuant to the terms of the Securities.

         (e) The Institutional Trustee shall take any Legal Action which arises out of or in connection with (i) an Event of Default of which a Responsible Officer has actual knowledge or (ii) the Institutional Trustee's duties and obligations under this Declaration or the Trust Indenture Act. If the Institutional Trustee fails to enforce its rights under the Debentures, after a Holder of Preferred Securities has made a written request, such Holder may institute a legal proceeding against the Debenture Issuer or Debenture Guarantor to enforce the Institutional Trustee's rights under the Debentures without first instituting any legal proceeding against the Institutional Trustee or any other Person. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer (or the Debenture Guarantor on its behalf) to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of, or interest on, the Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder (a "Direct Action") on or after the respective due date specified in the Debentures. Notwithstanding any payments made to such Holder of Preferred Securities by the Debenture Issuer or the Debenture Guarantor in connection with a Direct Action, the Debenture Issuer shall remain obligated to pay the principal of or interest on the Debentures held by the Trust or the Institutional Trustee of the Trust, and the Debenture Issuer or the Debenture Guarantor, as the case may be, shall be subrogated to the rights of the Holder of such Preferred Securities with respect to payments on the Preferred Securities. Except as provided in the preceding sentences and in the Preferred Securities Guarantee, the Holders of Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

         (f) The Institutional Trustee shall not resign as a Trustee unless either:

                  (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders pursuant to the terms of the Securities; or

                  (ii) a Successor Institutional Trustee has been appointed and has accepted that appointment in accordance with Section 5.6.

         (g) The Institutional Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default actually known to a Responsible Officer occurs and is continuing, the Institutional Trustee shall, for the benefit of Holders, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities.

         (h) The Institutional Trustee may authorize one or more Persons (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Institutional Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Institutional Trustee, in each case without prior notice to the Holders. The Paying Agent may perform such functions whenever the Institutional Trustee may do so. Each reference in this Declaration to payment to the Holders by the Institutional Trustee includes such payment by a Paying Agent. A Paying Agent has the same rights as the Institutional Trustee to deal with the Sponsor, the Debenture Guarantor or an Affiliate of either of them, and itself may be the Trust, an Affiliate of the Trust or a Related Party of the Sponsor or the Debenture Guarantor. The Institutional Trustee is hereby appointed to initially act as Paying Agent for the Securities.

         (i) The Institutional Trustee shall give prompt written notice to the Holders of the Securities of any notice received by it from the Debenture Issuer of the Debenture Issuer's election to defer payments of interest on the Debentures by extending the interest payment period with respect thereto.

         (j) The Institutional Trustee shall notify all Holders of the Preferred Securities of any notice of default received from the Debt Trustee with respect to the Debentures. Such notice shall state that such event of default under the Indenture also constitutes an Event of Default hereunder.

         (k) Subject to this Section 3.8, the Institutional Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.6.

         The Institutional Trustee shall exercise the powers set forth in this
Section 3.8 and in Sections 3.9 and 3.10 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Institutional Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

         SECTION 3.9 Certain Duties and Responsibilities of the Institutional Trustee.

         (a) The Institutional Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants or obligations shall be read into this Declaration against the Institutional Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer has actual knowledge, the Institutional Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (b) No provision of this Declaration shall be construed to relieve the Institutional Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

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

                           (A)      the duties and obligations of the
                  Institutional Trustee shall be determined solely by the express provisions of this Declaration and the Institutional Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Institutional Trustee; and

                           (B) in the absence of bad faith on the part of the Institutional Trustee, the Institutional Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Institutional Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Institutional Trustee, the Institutional Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

                  (ii) the Institutional Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Institutional Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Institutional Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under this Declaration;

                  (iv) no provision of this Declaration shall require the Institutional Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or adequate indemnity against such risk is not reasonably assured to it;

                  (v) the Institutional Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Debentures and the Institutional Trustee Account shall be to deal with such property in a similar manner as the Institutional Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Institutional Trustee under this Declaration and the Trust Indenture Act;

                  (vi) the Institutional Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

                  (vii) the Institutional Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor. Money held

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

         by the Institutional Trustee need not be segregated from other funds held by it except in relation to the Institutional Trustee Account maintained by the Institutional Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law;

                  (viii) the Institutional Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Institutional Trustee be liable for any default or misconduct of the Regular Trustees or the Sponsor;

                  (ix) without prejudice to any other rights available to the Institutional Trustee under applicable law, when the Institutional Trustee incurs expenses or renders services in connection with a bankruptcy event involving any obligor on the Securities or the Debentures, such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors rights generally; and

                  (x) any action taken hereunder by the Institutional Trustee or its agents shall bind the Trust and the Holders of the Securities, and the signature of the Institutional Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Institutional Trustee to act or as its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Institutional Trustee's or its agent's taking such action.

         SECTION 3.10 Certain Rights of the Institutional Trustee.

         (a)      Subject to the provisions of Section 3.9:

                  (i) the Institutional Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                  (ii) any direction or act of the Sponsor or the Regular Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

                  (iii) whenever in the administration of this Declaration, the Institutional Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Institutional Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

                  (iv) the Institutional Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

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

                  (v) the Institutional Trustee may consult with counsel of its selection or other experts of its selection and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, which counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Institutional Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

                  (vi) the Institutional Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request, order or direction of any Holder, unless such Holder shall have provided to the Institutional Trustee security and indemnity satisfactory to the Institutional Trustee against the costs, expenses (including attorneys' fees and expenses and the expenses of the Institutional Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Institutional Trustee; provided that, nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Institutional Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

                  (vii) the Institutional Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, coupon or other paper or document, but the Institutional Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit at the sole cost of the Debenture Issuer and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

                  (viii) the Institutional Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Institutional Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (ix) any action taken by the Institutional Trustee or its agents hereunder shall bind the Trust and the Holders; and the signature of the Institutional Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Institutional Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Institutional Trustee's or its agent's taking such action;

                  (x) whenever in the administration of this Declaration the Institutional Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Institutional Trustee (i) may request instructions from the Holders which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the

         Institutional Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received and (iii) shall be protected in conclusively relying on or acting in accordance with such instructions;

                  (xi) except as otherwise expressly provided by this Declaration, the Institutional Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration;

                  (xii) the Institutional Trustee may request that the Trust deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Declaration, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded; and

                  (xiii) the rights, privileges, protections, immunities and benefits given to the Institutional Trustee, including, without limitation, its rights to be indemnified, are extended to, and shall be enforceable by, the Institutional Trustee in each of its capacities hereunder, and to each agent, custodian or other Person employed to act hereunder.

         (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Institutional Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Institutional Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Institutional Trustee shall be construed to be a duty.

         SECTION 3.11 Delaware Trustee.

         Notwithstanding any other provision of this Declaration other than
Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Institutional Trustee described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of
Section 3807 of the Statutory Trust Act. Notwithstanding anything herein to the contrary, the Delaware Trustee shall not be liable for the acts or omissions to act of the Trust or of the Regular Trustees except for such acts as the Delaware Trustee is expressly obligated or authorized to undertake under this Declaration or the Statutory Trust Act and except for the gross negligence or willful misconduct of the Delaware Trustee.

         SECTION 3.12 Execution of Documents.

         Except as otherwise required by the Statutory Trust Act or applicable law, any one of the Regular Trustees is authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to execute pursuant to Section 3.6.

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

         SECTION 3.13 Not Responsible for Recitals or Issuance of Securities.

         The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof.
The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

         SECTION 3.14 Duration of Trust.

         The Trust, unless dissolved pursuant to the provisions of Article VIII hereof, shall dissolve on November 21, 2056.

         SECTION 3.15 Mergers.

         (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets to any corporation or other body, except as described in Section 3.15(b) and
(c), and Section 8.1 hereof or Section 4 of Annex I hereto.

         (b) The Trust may, with the consent of the Regular Trustees or, if there are more than two, a majority of the Regular Trustees, and without the consent of the Holders, the Institutional Trustee or the Delaware Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State of the United States; provided that:

                  (i) if the Trust is not the survivor, such successor entity (the "Successor Entity") either:

                           (A) expressly assumes all of the obligations of the Trust under the Securities; or

                           (B) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

                  (ii) the Debenture Issuer expressly acknowledges a trustee of the Successor Entity that possesses the same powers and duties as the Institutional Trustee as the holder of the Debentures;

                  (iii) the Preferred Securities or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with another organization on which the Preferred Securities are then listed or quoted;

                  (iv) such merger, consolidation, amalgamation or replacement does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

                  (v) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders (including any Successor Securities) in any material respect (other than with respect to any dilution of such Holders' interests in the Successor Entity);

                  (vi) such Successor Entity has a purpose identical to that of the Trust;

                  (vii) prior to such merger, consolidation, amalgamation or replacement, the Trust has received an opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

                           (A) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the Successor Entity);

                           (B) following such merger, consolidation, amalgamation or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                           (C) following such merger, consolidation, amalgamation or replacement, the Trust (or the Successor Entity) will be treated as a grantor trust for United States federal income tax purposes; and

                  (viii) the Sponsor and the Debenture Guarantor guarantee the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Preferred Securities Guarantee and the Common Securities Guarantee.

         (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it, if such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

                                  ARTICLE IV
                                    SPONSOR

         SECTION 4.1 Sponsor's Purchase of Common Securities.

         On the Closing Date the Sponsor will purchase all of the Common Securities issued by the Trust, in an amount at least equal to 3% of the total capital of the Trust, at the same time as the Preferred Securities are issued pursuant to the Underwriting Agreement.

         SECTION 4.2 Responsibilities of the Sponsor.

         In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

         (a) to prepare for filing by the Trust with the Commission one or more registration statements on Form S-3 in relation to the Preferred Securities, including any amendments thereto;

         (b) to determine the states in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such states;

         (c) if so determined by the Sponsor, to prepare for filing by the Trust an application to the NYSE or any other national stock exchange or The Nasdaq National Market for listing or quotation upon notice of issuance of the Preferred Securities;

         (d) if so determined by the Sponsor, to prepare for filing by the Trust with the Commission a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) or 12(g) of the Exchange Act, including any amendments thereto; and

         (e) to negotiate the terms of and execute and deliver the Underwriting Agreement providing for the issuance of the Preferred Securities.

         SECTION 4.3 Right to Proceed.

         The Sponsor acknowledges the rights of the Holders to institute a Direct Action as set forth in Section 3.8(e) hereto.

         SECTION 4.4 Expenses.

         In connection with the offering, sale and issuance of the Debentures to the Trust and in connection with the sale of the Securities by the Trust, the Debenture Issuer, in its capacity as borrower with respect to the Debentures, shall:

         (a) pay all costs and expenses relating to the offering, sale and issuance of the Debentures, including commissions to the underwriters payable pursuant to the Underwriting Agreement and compensation, reimbursement and indemnification of the Debt Trustee under the Indenture in accordance with the provisions of Section 6.06 of the Indenture;

         (b) be responsible for and shall pay all debts and obligations (other than with respect to the Securities) and all costs and expenses of the Trust (including, but not limited to, costs and expenses relating to the organization, maintenance and dissolution of the Trust, the offering, sale and issuance of the Securities (including commissions to the underwriters in connection therewith), the fees and expenses (including reasonable counsel fees and expenses) of the Institutional Trustee, the Delaware Trustee and the Regular Trustees (including any amounts payable under Article X of this Declaration), the costs and expenses relating to the operation of the Trust, including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing and disposition of Trust assets and the enforcement by the Institutional Trustee of the rights of the Holders of the Preferred Securities);

         (c) be primarily liable for any indemnification obligations arising with respect to this Declaration; and

         (d) pay any and all taxes (other than United States withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust.

         The Debenture Issuer's obligations under this Section 4.4 shall be for the benefit of, and shall be enforceable by, any Person to whom such debts, obligations, costs, expenses and taxes are owed (a "Creditor") whether or not such Creditor has received notice hereof. Any such Creditor may enforce the Debenture Issuer's obligations under this Section 4.4 directly against the Debenture Issuer and the Debenture Issuer irrevocably waives any right of remedy to require that any such Creditor take any action against the Trust or any other Person before proceeding against the Debenture Issuer. The Debenture Issuer agrees to execute such additional agreements as may be necessary or desirable in order to give full effect to the provisions of this Section 4.4.

         SECTION 4.5 Guarantee of Payment of Expenses.

         The Debenture Guarantor hereby fully and unconditionally guarantees, in the form of a guarantee of payment and not of collection, the due and punctual payment of all amounts that become due and payable by the Debenture Issuer to any Person pursuant to Section 4.4

                                   ARTICLE V
                                   TRUSTEES

         SECTION 5.1 Number of Trustees.

         (a) The number of Trustees initially shall be five. At any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees. After the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; provided, however, that, the number of Trustees shall in no event be less than two; and provided further that (i) one Trustee, in the case of a natural person, shall be a person who is a resident of the State of Delaware or that, if not a natural person, is an entity which has its principal place of business in the State of Delaware (the "Delaware Trustee"); (ii) there shall be at least one Trustee who is an employee or officer of, or is affiliated with the Sponsor
(a "Regular Trustee"); and (iii) one Trustee shall be the Institutional Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

         (b) Any action taken by Holders of Common Securities pursuant to this Article V shall be taken at a meeting of Holders of Common Securities convened for such purpose or by written consent of such Holders.

         (c) Except as otherwise provided herein, no amendment may be made to this Section 5.1 which would change any rights with respect to the number, existence or appointment and removal of Trustees, except with the consent of each Holder of Common Securities.

         SECTION 5.2 Delaware Trustee.

         If required by the Statutory Trust Act, one Trustee (the "Delaware Trustee") shall be:

         (a)      a natural person who is a resident of the State of Delaware;
or

         (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law, provided that, if the Institutional Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Institutional Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

         The initial Delaware Trustee shall be The Bank of New York (Delaware), an affiliate of the Institutional Trustee, until removed or replaced in accordance with Section 5.6.

         SECTION 5.3 Institutional Trustee; Eligibility.

         (a) There shall at all times be one Trustee which shall act as Institutional Trustee which shall:

                  (i) not be an Affiliate of the Sponsor or the Debenture Guarantor; and

                  (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 (US), and subject to supervision or examination by federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this
         Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         (b) If at any time the Institutional Trustee shall cease to be eligible to so act under Section 5.3(a), the Institutional Trustee shall immediately resign in the manner and with the effect set forth in
Section 5.6(c).

         (c) If the Institutional Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act or becomes a creditor of the Sponsor or the Debenture Guarantor during the time periods specified in Section 311 of the Trust Indenture Act, the Institutional Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Sections 310(b) and 311 of the Trust Indenture Act, as applicable.

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

         (d) The Preferred Securities Guarantee shall be deemed to be specifically described in this Declaration for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

         (e) The initial Institutional Trustee shall be The Bank of New York until removed or replaced in accordance with Section 5.6.

         SECTION 5.4 Certain Qualifications of the Regular Trustees and the Delaware Trustee Generally.

         Each Regular Trustee and the Delaware Trustee (unless the Institutional Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

         SECTION 5.5 Regular Trustees.

         The initial Regular Trustees shall be Sandor E. Samuels, Thomas K. McLaughlin and Jennifer Sandefur.

         (a) Except as expressly set forth in this Declaration and except if a meeting of the Regular Trustees is called with respect to any matter over which the Regular Trustees have power to act, any power of the Regular Trustees may be exercised by, or with the consent of, any one such Regular Trustee.

         (b) Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Statutory Trust Act or applicable law, any one of the Regular Trustees is authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to execute pursuant to Section 3.6.

         (c) A Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Regular Trustees have power and authority to cause the Trust to execute pursuant to Section 3.6.

         SECTION 5.6 Appointment, Removal and Resignation of Trustees.

         (a) Subject to Section 5.6(b), Trustees may be appointed or removed without cause at any time:

                  (i) until the issuance of any Securities, by written instrument executed by the Sponsor;

                  (ii) unless an Event of Default shall have occurred and be continuing after the issuance of any Securities, by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; and

                  (iii) if an Event of Default shall have occurred and be continuing, with respect to:

                           (A) the Regular Trustees, by the vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; and

                           (B) the Institutional Trustee and the Delaware Trustee, by the vote of the Holders of a Majority in liquidation amount of the Preferred Securities voting as a class at a meeting of the Holders of the Preferred Securities.

         (b)      The Trustee that acts as

                  (i) Institutional Trustee shall not be removed in accordance with Section 5.6(a) until a successor Institutional Trustee possessing the qualifications to act as Institutional Trustee under
         Section 5.3(a) (a "Successor Institutional Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Institutional Trustee and delivered to the Regular Trustees, the Sponsor and the Institutional Trustee being removed; and

                  (ii) Delaware Trustee shall not be removed in accordance with Section 5.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees, the Sponsor and the Delaware Trustee being removed.

         (c) A Trustee appointed to office shall hold office until its successor shall have been appointed or until its death, dissolution, termination, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument (a "Resignation Request") in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                  (i) no such resignation of the Trustee that acts as the Institutional Trustee shall be effective:

                          (A) until a Successor Institutional Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Institutional Trustee and delivered to the Trust, the Sponsor and the resigning Institutional Trustee; or

                          (B) until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the Holders; and

                  (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

         (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Institutional Trustee or Successor Delaware Trustee as the case may be if the Institutional Trustee or the Delaware Trustee delivers a Resignation Request in accordance with this
Section 5.6.

         (e) If no Successor Institutional Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this
Section 5.6 within 60 days after delivery of a notice of removal or a Resignation Request, the Institutional Trustee or Delaware Trustee resigning or being removed, as applicable, may petition, at the expense of the Sponsor, any court of competent jurisdiction for appointment of a Successor Institutional Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

         (f) No Institutional Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

         SECTION 5.7 Vacancies among Trustees.

         If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Regular Trustees or, if there are more than two, a majority of the Regular Trustees, shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.

         SECTION 5.8 Effect of Vacancies.

         The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul, dissolve or terminate the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 5.6, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

         SECTION 5.9 Meetings.

         If there is more than one Regular Trustee, meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) to each Regular Trustee not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular

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

Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) to each Regular Trustee not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees. In the event there is only one Regular Trustee, any and all action of such Regular Trustee shall be evidenced by a written consent of such Regular Trustee.

         SECTION 5.10 Delegation of Power.

         The Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

         SECTION 5.11 Merger, Conversion, Consolidation or Succession to
Business.

         Any Person into which the Institutional Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Institutional Trustee or the Delaware Trustee, as the case may be, shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Institutional Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Institutional Trustee or the Delaware Trustee, as the case may be, hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                  ARTICLE VI
                                 DISTRIBUTIONS

         SECTION 6.1 Distributions.

         Holders shall receive Distributions in accordance with the applicable terms of the relevant Holder's Securities as set forth in Annex I. If and to the extent that the Debenture Issuer (or the Debenture Guarantor on its behalf) makes a payment of interest (including Compound Interest and Additional Interest), premium and/or principal on the Debentures held by the Institutional Trustee (the amount of any such payment being a "Payment Amount"), the Institutional Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders.

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                                  ARTICLE VII
                            ISSUANCE OF SECURITIES

         SECTION 7.1 General Provisions Regarding Securities.

         (a) The Regular Trustees shall on behalf of the Trust issue one class of preferred securities (the "Preferred Securities"), representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (which terms are incorporated by reference in, and made a part of, this Declaration as if specifically set forth herein) and one class of common securities (the "Common Securities"), representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (which terms are incorporated by reference in, and made a part of, this Declaration as if specifically set forth herein). The Trust shall issue no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities.

         (b) The Certificates shall be signed on behalf of the Trust by any Regular Trustee. Such signature shall be the manual or facsimile signature of any present or any future Regular Trustees. Typographical and other minor errors or defects in any such reproduction of any such signature shall not affect the validity of any Security. In case any Regular Trustee of the Trust who shall have signed any of the Securities shall cease to be such Regular Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Securities may be listed, or to conform to usage. Pending the preparation of definitive Preferred Securities, the Regular Trustees on behalf of the Trust may execute and, upon written order of any Regular Trustee, the Institutional Trustee shall authenticate, temporary Preferred Securities (printed, lithographed or typewritten), substantially in the form of the definitive Preferred Securities in lieu of which they are issued, but with such omissions, insertions and variations as may be appropriate for temporary Preferred Securities all as may be determined by the Regular Trustees on behalf of the Trust upon the same conditions and in substantially the same manner, and with like effect, as definitive Preferred Securities. Without unnecessary delay, the Regular Trustees on behalf of the Trust will execute and furnish and, upon written order of any Regular Trustee, the Institutional Trustee shall authenticate, definitive Preferred Securities and thereupon any or all temporary Preferred Securities may be surrendered to the transfer agent and registrar in exchange therefor (without charge to the Holders).

         (c) At the time of the delivery of the Preferred Securities, the Regular Trustees shall cause Certificates to be authenticated by the Institutional Trustee on behalf of the Trust and delivered to or upon the written order of the Trust, signed by any Regular Trustee without further corporate action by the Sponsor, in authorized denominations as directed by the Regular

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Trustees. A Preferred Security shall not be valid until authenticated by the manual signature of an authorized officer of the Institutional Trustee. The signature shall be conclusive evidence that the Preferred Security has been authenticated under this Declaration.

         Each Preferred Security shall be dated the date of its authentication.

         The Institutional Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Preferred Securities. An authenticating agent may authenticate Preferred Securities whenever the Institutional Trustee may do so. Each reference in this Declaration to authentication by the Institutional Trustee includes authentication by such agent. An authenticating agent has the same rights as the Institutional Trustee to deal with the Sponsor, the Debenture Guarantor or an Affiliate of either of them, and may itself be an Affiliate of the Trust or a Related Party of the Sponsor or the Debenture Guarantor.

         (d) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

         (e) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and nonassessable.

         (f) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

         SECTION 7.2 Paying Agent.

         In the event that the Preferred Securities are not in book-entry only form, the Trust shall maintain in the Borough of Manhattan, The City of New York, State of New York, an office or agency where the Preferred Securities may be presented for payment. The Trust may appoint the Paying Agent and may appoint one or more additional paying agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent. The Trust may change any Paying Agent without prior notice to any Holder. The Trust shall notify the Institutional Trustee of the name and address of any Paying Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Paying Agent, the Institutional Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent. The Institutional Trustee shall initially act as Paying Agent for the Preferred Securities and the Common Securities and, in the event that the Preferred Securities are not in book-entry only form, the Institutional Trustee will act as the Paying Agent and may appoint one or more additional paying agents in such other locations as it shall determine. Any successor Paying Agent or any additional Paying Agent shall execute and deliver to the Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Holders in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Holders, will give the Institutional Trustee notice of any default by the Trust (or any other obligor on the Securities) in the making of any payment on the Securities and will, at any time during the continuance of any such default, upon the written request of the Institutional Trustee, forthwith pay to the Institutional Trustee all sums so held in trust by such

                                       34

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Paying Agent. The Paying Agent shall return all unclaimed funds to the
Institutional Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Institutional Trustee. Any reference in this Declaration to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

                                 ARTICLE VIII
                             DISSOLUTION OF TRUST

         SECTION 8.1 Dissolution of Trust.

         (a)      The Trust shall dissolve:

                  (i) on the expiration of the term of the Trust set forth in Section 3.14;

                  (ii) upon the insolvency or bankruptcy of the Sponsor, the Debenture Guarantor or the Trust;

                  (iii) upon the filing of a certificate of dissolution or its equivalent with respect to the Sponsor or the Debenture Guarantor;

                  (iv) after having obtained the consent of the Holders of at least a Majority in liquidation amount of the Securities voting together as a single class to dissolve the Trust;

                  (v) upon the revocation of the Sponsor's or Debenture Guarantor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                  (vi) upon the entry of a decree of judicial dissolution of the Sponsor, the Debenture Guarantor or the Trust;

                  (vii) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof, including any Additional Interest or Compound Interest, shall have been paid to the Holders in accordance with the terms of the Securities; or

                  (viii) subject to Section 8.1(b), upon the distribution of all of the Debentures to the Holders in exchange for all of the Securities in accordance with the terms of the Securities.

         (b) Notwithstanding the foregoing, the Trust shall not be dissolved pursuant to Section 8.1(a)(viii) unless the Debenture Issuer has provided the Trustees with an opinion of a nationally-recognized tax counsel experienced in such matters to the effect that, the distribution of the Debentures will not be a taxable event to the Holders for United States federal income tax purposes.

         (c) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a), after satisfaction of liabilities to creditors of the Trust, if any, the Regular Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware.

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

         (d) The provisions of Section 3.9 and Article X shall survive the dissolution and termination of the Trust.

                                  ARTICLE IX
                             TRANSFER OF INTERESTS

         SECTION 9.1 Transfer of Securities.

         (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall, to the fullest extent permitted by law, be null and void.

         (b) Subject to this Article IX, Preferred Securities shall be freely transferable.

         (c) The Sponsor may not transfer the Common Securities, provided, however, the Sponsor may transfer Common Securities (i) in connection with a consolidation or merger of the Sponsor into another Person or any conveyance, transfer or lease by the Sponsor of its properties and assets substantially as an entirety to any Person, pursuant to Article X of the Indenture or (ii) to an Affiliate of the Sponsor in compliance with applicable law. The Regular
Trustee shall cause each Common Security Certificate to contain a legend stating "THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT IN COMPLIANCE WITH SECTION
9.1 OF THE DECLARATION OF TRUST".

         SECTION 9.2 Transfer of Certificates.

         (a) The Regular Trustees shall provide (or direct the Institutional Trustee to provide) for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Regular Trustees may require) in respect of any tax or other government charges that may be imposed in relation to it.
Upon surrender for registration of transfer of any Certificate, the Regular Trustees shall cause (or direct the Institutional Trustee to cause) one or more new Certificates to be issued and authenticated by the Institutional Trustee or authentication agent in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Regular Trustees (or, at the direction of the Regular Trustees, the Institutional Trustee). A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration.

         (b) Upon receipt by the Regular Trustees of a Definitive Preferred Security Certificate, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Regular Trustees, requesting transfer of such Definitive Preferred Security Certificate for a beneficial interest in a Global Certificate, the Regular Trustees shall cancel such Definitive Preferred Security Certificate and cause, or direct the Depository Institution to cause, the aggregate number of Preferred Securities represented by the appropriate Global Certificate to

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

be increased accordingly. If no Global Certificates are then outstanding, the Trust shall issue and the Institutional Trustee shall authenticate and deliver, upon written order of any Regular Trustee, an appropriate number of Preferred Securities in global form.

         (c) Upon receipt by the Regular Trustees from the Depository Institution or its nominee on behalf of any Person having a beneficial interest in a Global Certificate of written instructions or such other form of instructions as is customary for the Depository Institution or the Person designated by the Depository Institution, requesting transfer of a beneficial interest in a Global Certificate for a Definitive Preferred Security Certificate, then the Regular Trustees (or, at the direction of the Regular Trustees, the Institutional Trustee) or the securities custodian, at the direction of the Institutional Trustee, will cause, in accordance with the standing instructions and procedures existing between the Depository Institution and the securities custodian, the aggregate principal amount of the Global Certificate to be reduced on its books and records and, following such reduction, the Trust will execute and the Institutional Trustee will authenticate and deliver to the transferee a Definitive Preferred Security Certificate.

         Definitive Preferred Security Certificates issued in exchange for a beneficial interest in a Global Certificate shall be registered in such names and in such authorized denominations as the Depository Institution, pursuant to instructions from its Depository Institution Participants or indirect participants or otherwise, shall instruct the Institutional Trustee. The Trust shall issue and the Institutional Trustee shall authenticate and deliver such Preferred Securities to the persons in whose names such Preferred Securities are so registered in accordance with the instructions of the Depository Institution.

         (d) Notwithstanding any other provisions of this Declaration, a Global Certificate may not be transferred as a whole except by the Depository Institution to a nominee of the Depository Institution or another nominee of the Depository Institution or by the Depository Institution or any such nominee to a successor Depository Institution or a nominee of such successor Depository Institution.

         (e) The Regular Trustees may appoint a transfer agent and registrar ("Transfer Agent") acceptable to the Trust to perform the functions set forth in this Section 9.2. The Transfer Agent may perform such functions whenever the Regular Trustees may do so. Each reference in this Declaration to registration and transfer of Preferred Securities by the Regular Trustees includes such activities by the Transfer Agent. The Transfer Agent has the same rights as the Regular Trustees to deal with the Sponsor or an Affiliate. The Regular Trustees hereby appoint the Institutional Trustee to initially act as Transfer Agent for the Preferred Securities.

         SECTION 9.3 Deemed Security Holders.

         The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

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

         SECTION 9.4 Book-Entry Interests.

         Unless otherwise specified in the terms of the Preferred Securities set forth in Annex I, the Preferred Securities Certificates, on original issuance, will be executed and issued by the Trust and authenticated by the Institutional Trustee in the form of one or more, fully-registered, global Preferred Security Certificates (each a "Global Certificate"), to be delivered to DTC, the initial Depository Institution, by, or on behalf of, the Trust. Such Global Certificates shall initially be registered on the books and records of the Trust in the name of DTC or its nominee, and no Preferred Security Beneficial Owner will receive a Definitive Preferred Security Certificate representing such Preferred Security Beneficial Owner's interests in such Global Certificates, except as provided in Section 9.7. Unless and until definitive, fully registered Preferred Security Certificates (the "Definitive Preferred Security Certificates") have been issued to the Preferred Security Beneficial Owners pursuant to Section 9.7:

         (a) the provisions of this Section 9.4 shall be in full force and effect;

         (b) the Trust and the Trustees shall be entitled to deal with the Depository Institution, with respect to such Preferred Security Beneficial Owners, for all purposes of this Declaration (including the payment of Distributions on the Global Certificates and receiving approvals, votes or consents hereunder) as the Holder of such Preferred Securities and the sole holder of the Global Certificates and shall have no obligation to such Preferred Security Beneficial Owners;

         (c) to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Declaration, the provisions of this
Section 9.4 shall control; and

         (d) the rights of such Preferred Security Beneficial Owners shall be exercised only through the Depository Institution and shall be limited to those established by law and agreements between such Preferred Security Beneficial Owners and the Depository Institution and/or the Depository Institution Participants. The Depository Institution will make book-entry transfers among the Depository Institution Participants and receive and transmit payments of Distributions on the Global Certificates to such Depository Institution Participants.

         Depository Institution Participants shall have no rights under this Declaration with respect to any Global Certificate held on their behalf by the Depository Institution or by the Institutional Trustee as the custodian of the Depository Institution or under such Global Certificate, and the Depository Institution may be treated by the Trust, the Institutional Trustee and any agent of the Trust or the Institutional Trustee as the absolute owner of such Global Certificate for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Trust, the Institutional Trustee or any agent of the Trust or the Institutional Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository Institution or impair, as between the Depository Institution and its Depository Institution Participants, the operation of customary practices of such Depository Institution governing the exercise of the rights of a holder of a beneficial interest in any Global Certificate.

         At such time as all beneficial interests in a Global Certificate have either been exchanged for Definitive Preferred Security Certificates to the extent permitted by this Declaration or redeemed, repurchased or canceled in accordance with the terms of this Declaration, such Global

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Certificate shall be returned to the Depository Institution for cancellation or retained and canceled by the Institutional Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Certificate is exchanged for Definitive Preferred Security Certificates, or if Definitive Preferred Security Certificates are exchanged for a beneficial interest in a Global Certificate, Preferred Securities represented by such Global Certificate shall be reduced or increased and an adjustment shall be made on the books and records of the Institutional Trustee (if it is then the securities custodian for such Global Certificate) with respect to such Global Certificate, by the Regular Trustees or the Institutional Trustee as securities custodian, to reflect such reduction or increase.

         SECTION 9.5 Notices to Depository Institution.

         Whenever a notice or other communication to the Preferred Security Holders is required under this Declaration, unless and until Definitive Preferred Security Certificates shall have been issued to the Preferred Security Beneficial Owners pursuant to Section 9.7, the Regular Trustees shall give all such notices and communications specified herein to be given to the Preferred Security Holders to the Depository Institution, and shall have no notice obligations to the Preferred Security Beneficial Owners.

         SECTION 9.6 Appointment of Successor Depository Institution.

         If any Depository Institution elects to discontinue its services as securities depositary with respect to the Preferred Securities, the Regular Trustees may, in their sole discretion, appoint a successor Depository Institution with respect to such Preferred Securities.

         SECTION 9.7 Definitive Preferred Security Certificates.

         If:

         (a) a Depository Institution is unwilling or unable to continue its services as securities depositary with respect to the Preferred Securities and a successor Depository Institution is not appointed within 90 days after such discontinuance pursuant to Section 9.6; or

         (b) a Depository Institution ceases to be a clearing agency registered under the Exchange Act; or

         (c)      An Event of Default has occurred and is continuing, or

         (d) the Sponsor elects in its sole discretion to allow some or all of the Preferred Securities to be exchangeable for Definitive Preferred Securities in registered form,

         then, upon the request of any Preferred Securities Beneficial Owner,

                  (i) Definitive Preferred Security Certificates shall be prepared by the Regular Trustees on behalf of the Trust with respect to such Preferred Securities; and

                  (ii) upon surrender of the Global Certificates by the Depository Institution, accompanied by registration instructions, the Regular Trustees shall cause Definitive

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

         Preferred Security Certificates to be delivered to Preferred Security Beneficial Owners in accordance with the instructions of the Depository Institution. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, said instructions of the Depository Institution. The Definitive Preferred Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Preferred Securities may be listed, or to conform to usage.

         SECTION 9.8 Mutilated, Destroyed, Lost or Stolen Certificates.

         If:

         (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

         (b) there shall be delivered to the Regular Trustees, the Institutional Trustee or any authenticating agent such security or indemnity as may be required by them to keep each of them harmless,

then, in the absence of actual notice that such Certificate shall have been acquired by a protected purchaser (within the meaning of Article 8 of the Uniform Commercial Code), any Regular Trustee on behalf of the Trust shall execute and deliver and, upon written order of any Regular Trustee, the Institutional Trustee shall authenticate, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 9.8, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                                   ARTICLE X
     LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

         SECTION 10.1 Liability.

         (a) Except as expressly set forth in this Declaration, the Securities Guarantees and the terms of the Securities, the Sponsor shall not be:

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

                  (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders which shall be made solely from assets of the Trust; or

                  (ii) required to pay to the Trust or to any Holder any deficit upon dissolution of the Trust or otherwise.

         (b) The Debenture Issuer shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

         (c) Pursuant to Section 3803(a) of the Statutory Trust Act, the Holders shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

         SECTION 10.2 Exculpation.

         (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage, expense or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage, expense or claim incurred by reason of such Indemnified Person's gross negligence (or, in the case of the Institutional Trustee, negligence) or willful misconduct with respect to such acts or omissions.

         (b) An Indemnified Person shall be fully protected in conclusively relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders might properly be paid.

         SECTION 10.3 Fiduciary Duty.

         (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Institutional Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

         (b)      Unless otherwise expressly provided herein:

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

                  (i) whenever a conflict of interest exists or arises between an Indemnified Person and any Covered Persons; or

                  (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

         (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                  (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                  (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

         SECTION 10.4 Indemnification.

         (a) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Debenture Issuer Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Debenture Issuer Indemnified Person against expenses (including reasonable attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding except that no Debenture Issuer Indemnified Person will be indemnified for such Debenture Issuer Indemnified Person's own gross negligence or willful misconduct. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Debenture Issuer Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                  (i) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Debenture Issuer Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Debenture Issuer Indemnified Person against expenses (including reasonable attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit except that no Debenture Issuer Indemnified Person will be indemnified for such Debenture Issuer Indemnified Person's own gross negligence or willful misconduct and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Debenture Issuer Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

                  (ii) To the extent that a Debenture Issuer Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this
         Section 10.4(a), or in defense of any claim, issue or matter therein, such Debenture Issuer Indemnified Person shall be indemnified, to the full extent permitted by law, against expenses (including reasonable attorneys' fees) actually and reasonably incurred by such Debenture Issuer Indemnified Person in connection therewith.

                  (iii) Any indemnification under paragraphs (i) and (ii) of this Section 10.4(a) (unless ordered by a court) shall be made by the Debenture Issuer only as authorized in the specific case upon a determination that indemnification of the Debenture Issuer Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Regular Trustees by a majority vote of a quorum consisting of such Regular Trustees who were not parties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion or (3) by the Common Security Holder of the Trust.

                  (iv) Expenses (including reasonable attorneys' fees) incurred by a Debenture Issuer Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this
         Section 10.4(a) shall be paid by the Debenture Issuer in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Debenture Issuer Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Debenture Issuer as authorized in this Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Debenture Issuer if a determination is reasonably and promptly made (i) by the Regular Trustees by a majority vote of a quorum of disinterested Regular Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion or (iii) by the Sponsor, that, based upon the facts known to the Regular Trustees, counsel or the Sponsor, as the case may be, at the time such determination is made, such Debenture

         Issuer Indemnified Person's actions constituted gross negligence or willful misconduct. In no event shall any advance be made in instances where the Regular Trustees, independent legal counsel or the Sponsor reasonably determine that such person deliberately breached his duty to the Trust or its Holders.

                  (v) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this
         Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Sponsor or Preferred Security Holders or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Debenture Issuer and each Debenture Issuer Indemnified Person who serves in such capacity at any time while this
         Section 10.4(a) is in effect. Any repeal or modification of this
         Section 10.4(a) shall not affect any rights or obligations then existing.

                  (vi) The Debenture Issuer or the Trust may purchase and maintain insurance on behalf of any person who is or was a Debenture Issuer Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Debenture Issuer would have the power to indemnify him against such liability under the provisions of this
         Section 10.4(a).

                  (vii) For purposes of this Section 10.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any Person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

                  (viii) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a Person who has ceased to be a Debenture Issuer Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a Person.

         (b) The Debenture Issuer agrees to indemnify (i) the Institutional Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Institutional Trustee and the Delaware Trustee and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Institutional Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any and all loss, liability, damage, claim or expense (including taxes) incurred without gross negligence (or, in the case of the Institutional Trustee, negligence) or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses

(including reasonable legal fees and expenses) of defending itself against or investigating any claim (regardless of who has asserted such claim) or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 10.4(b) shall survive the resignation or removal of the Institutional Trustee or the Delaware Trustee, as the case may be, and the satisfaction and discharge of this Declaration.

         SECTION 10.5 Outside Businesses

         Any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee (subject to Section 5.3(c)) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee or the Institutional Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Institutional Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

         SECTION 10.6 Compensation; Fees

         The Debenture Issuer agrees:

         (a) to pay to the Trustees from time to time such compensation as the Debenture Issuer and the Trustees shall agree to in writing for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to compensation of a trustee of an express trust);

         (b) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Declaration (including the reasonable compensation and the expenses and disbursements of their respective agents and counsel), except any such expense, disbursement or advance as may be attributable to their respective negligence or bad faith; and

         (c) the provisions of this Section 10.6 shall survive the termination of this Declaration and the resignation or removal of the Trustees.

                                  ARTICLE XI
                                  ACCOUNTING

         SECTION 11.1 Fiscal Year.

         The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

         SECTION 11.2 Certain Accounting Matters.

         (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Regular Trustees. The books and records of the Trust, together with a copy of the Declaration and a certified copy of the Certificate of Trust, and any amendment thereto shall at all times be maintained at the principal office of the Trust and shall be open for inspection for any examination by any Holder or its duly authorized representative for any purpose reasonably related to its interest in the Trust during normal business hours.

         (b) The Regular Trustees shall cause to be prepared and delivered to each of the Holders, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss;

         (c) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

         (d) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, any annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any United States federal, state or local taxing authority.

         SECTION 11.3 Banking.

         The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Institutional Trustee shall be made directly to the Institutional Trustee Account and no other funds of the Trust shall be deposited in the Institutional Trustee Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Institutional Trustee shall designate the signatories for the Institutional Trustee Account.

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

         SECTION 11.4 Withholding.

         The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, State and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                  ARTICLE XII
                            AMENDMENTS AND MEETINGS

         SECTION 12.1 Amendments.

         (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by:

                  (i) the Regular Trustees (or, if there are more than two Regular Trustees, a majority of the Regular Trustees);

                  (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Institutional Trustee, the Institutional Trustee; and

                  (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee;

         Neither the Institutional Trustee nor the Delaware Trustee shall be required to enter into any amendment to this Declaration that affects its own rights, duties or immunities under this Declaration.

         (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

                  (i) unless, in the case of any proposed amendment, the Institutional Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities) and that all conditions precedent to the execution and delivery of such amendment have been satisfied;

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

                  (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Institutional Trustee, the Institutional Trustee shall have first received:

                           (A) an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities) and that all conditions precedent to the execution and delivery of such amendment have been satisfied; and

                           (B) an opinion of counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities) and that all conditions precedent to the execution and delivery of such amendment have been satisfied; and

                  (iii) to the extent the result of such amendment would be to:

                           (A) cause the Trust to fail to be classified for purposes of United States federal income taxation as a grantor trust;

                           (B) reduce or otherwise adversely affect the powers of the Institutional Trustee in contravention of the Trust Indenture Act; or

                           (C) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act.

         (c) At such time after the Trust has issued any Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder may be effected only with such additional requirements as may be set forth in the terms of such Securities;

         (d) Sections 4.4, 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities;

         (e) Article IV shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities;

         (f)      The rights of the holders of the Common Securities under
Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities;

         (g) Notwithstanding Section 12.1(c), this Declaration may be amended by the Sponsor and the Trustees without the consent of the Holders to:

                  (i)      cure any ambiguity;

                  (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

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

                  (iii) add to the covenants, restrictions or obligations of the Sponsor;

                  (iv) conform to any change in Rule 3a-5 or written change in interpretation or application of Rule 3a-5 by any legislative body, court, government agency or regulatory authority which amendment does not have a material adverse effect on the right, preferences or privileges of the Holders; and

                  (v) preserve the status of the Trust as a grantor trust for United States federal income tax purposes; and

         (h) Notwithstanding Section 12.1(c), this Declaration may be amended by the Sponsor, the Debenture Guarantor and the Trustees without the consent of the Holders to add to the covenants, restrictions or obligations of the Debenture Guarantor.

         SECTION 12.2 Meetings of the Holders of Securities; Action by Written Consent.

         (a) Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders calling a meeting shall specify in writing the Certificates held by the Holders exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

         (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders:

                  (i) notice of any such meeting shall be given to all the Holders having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders is permitted or required under this Declaration or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders. Any action that may be taken at a meeting of the Holders may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken is signed by the Holders owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders having a right to vote thereon were present and voting.
         Prompt notice of the taking of action without a meeting shall be given to the Holders entitled to vote who have not consented in writing.
         The Regular Trustees may specify that any written ballot submitted to the Holders for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

                  (ii) each Holder may authorize any Person to act for it by proxy on all matters in which a Holder is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders were stockholders of a Delaware corporation;

                  (iii) each meeting of the Holders shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

                  (iv) unless the Statutory Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Preferred Securities are then listed or trading, otherwise provides, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                 ARTICLE XIII
         REPRESENTATIONS OF INSTITUTIONAL TRUSTEE AND DELAWARE TRUSTEE

         SECTION 13.1 Representations and Warranties of Institutional Trustee.

         The Trustee that acts as initial Institutional Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Institutional Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Institutional Trustee's acceptance of its appointment as Institutional Trustee that:

         (a) the Institutional Trustee is a corporation with trust powers, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, with corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

         (b) the execution, delivery and performance by the Institutional Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Institutional Trustee. This Declaration has been duly executed and delivered by the Institutional Trustee, and constitutes the legal, valid and binding obligation of the Institutional Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

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

         (c) the execution, delivery and performance of this Declaration by the Institutional Trustee does not conflict with or constitute a breach of the charter or by-laws of the Institutional Trustee;

         (d) no consent, approval or authorization of, or registration with or notice to, any State or federal banking authority having jurisdiction over the trust powers of the Institutional Trustee is required for the execution, delivery or performance by the Institutional Trustee, of this Declaration; and

         (e) the Institutional Trustee satisfies the qualifications set forth in Section 5.3(a).

         SECTION 13.2 Representations and Warranties of Delaware Trustee.

         The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

         (a) the Delaware Trustee is a corporation with trust powers, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, with corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

         (b) the Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and this Declaration. The Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

         (c) no consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority having jurisdiction over the trust powers of the Delaware Trustee is required for the execution, delivery or performance by the Delaware Trustee, of this Declaration; and

         (d) the Delaware Trustee satisfies the qualifications set forth in Section 5.2.

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

                                  ARTICLE XIV
                                 MISCELLANEOUS

         SECTION 14.1 Notices.

         All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

         (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Trustees and the Holders):

                  Countrywide Capital IV
                  c/o Countrywide Financial Corporation
                  4500 Park Granada
                  Calabasas, California 91302
                  Attention: General Counsel

         (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Trustees and the Holders):

                  The Bank of New York (Delaware)
                  White Clay Center, Route 273
                  Newark, Delaware 19711
                  Attention: Corporate Trust Administration

         (c) if given to the Institutional Trustee, at the Institutional Trustee's mailing address set forth below (or such other address as the Institutional Trustee may give notice of to the Holders):

                  The Bank of New York
                  101 Barclay Street
                  New York, New York  10286
                  Attention: Corporate Trust Administration
                  Telecopy: (212) 896-7298

         (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trustees and the Trust):

                  Countrywide Financial Corporation
                  4500 Park Granada
                  Calabasas, California 91302
                  Attention: General Counsel

         (e) if given to the Debenture Guarantor, at the mailing address set forth below (or such other address as the Debenture Guarantor may give notice to the Trustees and the Trust):

                  Countrywide Home Loans, Inc.
                  4500 Park Granada
                  Calabasas, California 91302
                  Attention: General Counsel

         (f) if given to any other Holder, at the address set forth on the books and records of the Trust.

         All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid, except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

         SECTION 14.2 Governing Law.

         THIS DECLARATION AND THE RIGHTS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND ALL RIGHTS AND REMEDIES SHALL BE GOVERNED BY SUCH LAWS WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

         SECTION 14.3 Intention of the Parties.

         It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

         SECTION 14.4 Headings.

         Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

         SECTION 14.5 Successors and Assigns.

         Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

         SECTION 14.6 Partial Enforceability.

         If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

         SECTION 14.7 Counterparts.

         This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

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

         IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.

                                    ________________________________________
                                    Sandor E. Samuels, as Regular Trustee

                                    ________________________________________
                                    Thomas K. McLaughlin, as Regular Trustee

                                    ________________________________________
                                    Jennifer Sandefur, as Regular Trustee

                                    THE BANK OF NEW YORK (DELAWARE),
                                    as Delaware Trustee

                                    ________________________________________
                                    Name:
                                    Title:           Authorized Signatory

                                    THE BANK OF NEW YORK,
                                    as Institutional Trustee

                                    ________________________________________
                                    Name:
                                    Title:           Authorized Signatory

                                    COUNTRYWIDE FINANCIAL
                                    CORPORATION, as Sponsor and Debenture
                                    Issuer

                                    ________________________________________
                                    Name:
                                    Title:

                                    COUNTRYWIDE HOME LOANS, INC.,
                                    as Debenture Guarantor

                                    ________________________________________
                                    Name:
                                    Title:

                                    ANNEX I
                   TERMS OF 6.75% TRUST PREFERRED SECURITIES
                       TERMS OF 6.75% COMMON SECURITIES

         Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of April 11, 2003 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in the Declaration, as defined in the Prospectus):

         1.       Designation and Number.

         (a) Preferred Securities. Up to 20,000,000 Preferred Securities of the Trust with an aggregate stated liquidation amount with respect to the assets of the Trust of up to $500,000,000 and a stated liquidation amount with respect to the assets of the Trust of $25 per preferred security, are hereby designated for the purposes of identification only as 6.75% Trust Preferred Securities (the "Preferred Securities"). The Preferred Security Certificates evidencing the Preferred Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Preferred Securities are listed.

         (b) Common Securities. Up to 618,557 Common Securities of the Trust with an aggregate stated liquidation amount with respect to the assets of the Trust of up to $15,463,925 and a stated liquidation amount with respect to the assets of the Trust of $25 per common security, are hereby designated for the purposes of identification only as 6.75% Common Securities (the "Common Securities"). The Common Security Certificates evidencing the Common
Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

         (c) The Preferred Securities and the Common Securities represent undivided beneficial interests in the assets of the Trust.

         (d) In connection with the purchase of the Securities, the Debenture Issuer will deposit in the Trust, and the Trust will purchase, respectively, as trust assets, Debentures of the Debenture Issuer having an aggregate principal amount of up to $515,463,925, and bearing interest at an annual rate equal to the annual Distribution rate on the Preferred Securities and Common Securities and having payment and redemption provisions which correspond to the payment and redemption provisions of the Preferred Securities and Common Securities.

         2.       Distributions.

         (a) Distributions payable on each Security will be fixed at a rate per annum of 6.75% (the "Coupon Rate") of the stated liquidation amount of $25 per Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate ("Compound Interest") (to the extent permitted by applicable law). The term

 "Distributions" as used herein includes such cash distributions and any such interest (including Additional Interest and Compound Interest) payable unless otherwise stated. A Distribution will be made by the Institutional Trustee only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Trust has funds available in the Institutional Trustee Account. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per calendar month (but not to exceed 30 days in any month).

         (b) Distributions on the Securities will be cumulative, will accrue from April 11, 2003 and, except as otherwise described below, will be payable quarterly in arrears, on January 1, April 1, July 1 and October 1 of each year, commencing on July 1, 2003 when, as and if available for payment, except as otherwise described below (each, a "Distribution Payment Date"). If no Event of Default has occurred or is continuing under the Debentures, the Debenture Issuer has the right under the Indenture to defer payments of interest on the Debentures by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period"), during which Extension Period no interest shall be due and payable on the Debentures, provided that no Extension Period shall last beyond the Stated Maturity of the Debentures. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon at the Coupon Rate compounded quarterly (to the extent permitted by applicable law) during any such Extension Period, and the amount of any such deferred Distributions will themselves accrue interest (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period, together with all such previous and further extensions thereof, may not exceed 20 consecutive quarters or extend beyond the Stated Maturity of the Debentures.
Any interest accrued on the Debentures during an Extension Period shall be paid Pro Rata to holders of Debentures on the first payment date following the Extension Period and the Payment Amount shall be paid Pro Rata to the Holders on the first Distribution Payment Date following the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements. So long as any Preferred Securities of the Trust remain outstanding, if (A) if an Event of Default occurs under the Indenture or the Preferred Securities Guarantee or (B) the Debenture Issuer exercises the right to defer payments of interest on the Debentures, then (i) neither the Debenture Issuer nor the Debenture Guarantor shall declare or pay any dividend on, make any distribution relating to, or redeem, purchase, acquire, or make a liquidation payment relating to, any of its capital stock (other than (a) repurchases, redemptions or other acquisitions of shares of capital stock of the Debenture Issuer or the Debenture Guarantor, as the case may be, in connection with the satisfaction by the Debenture Issuer or the Debenture Guarantor, as the case may be, of its obligations under any employee benefit plans or any other contractual obligation of the Debenture Issuer or the Debenture Guarantor (other than a contractual obligation ranking pari passu with or junior to the Debentures or the Debenture Guarantee, in the respective cases of the Debenture Issuer or the Debenture Guarantor), as the case may be,
(b) as a result of a reclassification of the capital stock of the Debenture Issuer or the Debenture Guarantor, as the case may be, or the exchange or conversion of one class or series of the capital stock of the Debenture Issuer or the Debenture Guarantor, as the case may be, for another class or series of the capital stock of the Debenture Issuer or the Debenture Guarantor, as the case may be, (c) the purchase of fractional interests in shares of the capital stock of the Debenture Issuer or the Debenture Guarantor pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged or (d) dividends and distributions made on the capital stock of the Debenture Issuer or Debenture Guarantor or rights to acquire such capital stock with capital stock of the Debenture Issuer or the Debenture Guarantor or other rights to acquire such capital stock), (ii) neither the Debenture Issuer nor the Debenture Guarantor shall make any payment of interest, principal or premium, if any, on, or repay, repurchase or redeem any debt securities issued by the Debenture Issuer or the Debenture Guarantor, as the case may be, that rank pari passu with or junior to such Debentures or Debenture Guarantee, in the respective cases of the Debenture Issuer or the Debenture Guarantor and (iii) neither the Debenture Issuer nor the Debenture Guarantor shall make any guarantee payments with respect to the foregoing (other than pursuant to the Preferred Securities Guarantee or the Debenture Guarantee). Notwithstanding the foregoing, the exception for distributions on capital stock of the Debenture Issuer or the Debenture Guarantor provided under clause (i)(d) above shall not be applicable during an Extension Period.

         (c) Distributions on the Securities will be payable promptly by the Institutional Trustee and only to the extent the Trust has received immediately available funds from the Debenture Issuer or Debenture Guarantor, as the case may be, to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates, which will be, as long as the Preferred Securities remain in book-entry form, one Business Day prior to the relevant payment date and, in the event the Preferred Securities are not in book-entry form, the December 15, March 15, June 15 and September 15 next preceding the relevant payment date. The record dates and distribution dates shall be the same as the record dates and payment dates on the Debentures. Distributions payable on any Securities that are not punctually paid on any Distribution Payment Date, as a result of the Debenture Issuer (or the Debenture Guarantor on its behalf) having failed to make the corresponding interest payment on the Debentures, will forthwith cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date established by the Regular Trustees, which record date shall correspond to the special record date or other specified date determined in accordance with the Indenture; provided, however, that Distributions shall not be considered payable on any Distribution Payment Date falling within an Extension Period unless the Debenture Issuer (or the Debenture Guarantor on its behalf) has elected to make a full or partial payment of interest accrued on the Debentures on such Distribution Payment Date. Payments of accrued Distributions deferred during any Extension Period will be payable to the Person in whose name the applicable Securities appear on the books and records of the Trust on the first record date after the end of any Extension Period. Distributions on the Securities will be paid by the Trust through the Institutional Trustee, and the Institutional Trustee will hold all amounts received from the Debenture Issuer or the Debenture Guarantor, as the case may be, from the Debentures for the benefit of the Holders of the Securities. All Distributions paid with respect to the Securities shall be paid on a Pro Rata basis to Holders thereof entitled thereto. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

         (d) If at any time while the Institutional Trustee is the Holder of any Debentures, the Trust or the Institutional Trustee is required to pay any taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United States or any other taxing authority, then, in any such case, the Debenture Issuer (or the Debenture Guarantor on its behalf) will pay as additional interest ("Additional Interest") on the Debentures held by the Institutional Trustee, such amounts as shall be required so that the net amounts received and retained by the Trust and the Institutional Trustee after paying any such taxes, duties, assessments or other governmental charges will be equal to the amounts the Trust and the Institutional Trustee would have received had no such taxes, duties, assessments or other governmental charges been imposed.

         (e) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata among the Holders.

         3.       Liquidation Distribution Upon Dissolution.

         In the event of any voluntary or involuntary dissolution (except with respect to Sections 8.1(a)(vii), 8.1(a)(viii) and 8.1(a)(ix) of the Declaration) of the Trust (each a "Liquidation"), the Holders on the date of the Liquidation will be entitled to receive Pro Rata out of the assets of the Trust available for distribution to Holders from the Institutional Trustee's account after satisfaction of liabilities of creditors distributions in an amount equal to the aggregate of the stated liquidation amount of $25 per Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such Liquidation, Debentures in an aggregate stated principal amount equal to the aggregate stated liquidation amount of such Securities, with an interest rate equal to the Coupon Rate of, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Securities, shall be distributed on a Pro Rata basis to the Holders in exchange for such Securities. If, upon any Liquidation, the Liquidation Distribution cannot be paid in full because the Trust does not have sufficient assets available for distribution to the Holders from the Institutional Trustee's account, the amounts of the Liquidation Distribution payable directly by the Trust shall be distributed on a Pro Rata basis to the Holders.

         4.       Redemption and Distribution.

         (a) Redemption of the Securities will occur simultaneously with any repayment of the Debentures. The Debentures will mature on April 1, 2033 (the "Stated Maturity"), and are prepayable as set forth in this Section 4. Upon the repayment of the Debentures in whole or in part, whether at maturity or upon redemption, the proceeds from such repayment or payment shall be deposited by the Debenture Issuer in the Institutional Trustee's Account and then simultaneously applied by the Institutional Trustee to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed at the Redemption Price. Securities redeemed upon maturity of the Debentures will be redeemed at a redemption price of 100% of the liquidation amount of $25 per Security plus an amount equal to accrued and unpaid Distributions thereon at the date of redemption, payable in cash (the "Redemption Price"). If fewer than all the outstanding Securities are to be so redeemed, the Securities will be redeemed Pro Rata and the Preferred Securities to be redeemed will be as described in
Section 4(f)(ii) below.

         (b) The Debentures are prepayable prior to the Stated Maturity at the option of the Debenture Issuer (i) in whole or in part, from time to time, on or after April 11, 2008 or (ii) at any time prior to April 11, 2008 in whole but not in part, upon the occurrence and continuation of a Special Redemption Event, in either case at a prepayment price (the "Prepayment Price") equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon (including Additional Interest and Compound Interest, if any) to the date of prepayment.

         (c)      The following terms used herein shall be defined as follows:

         "Investment Company Event" means that the Debenture Issuer shall have received an opinion of independent legal counsel experienced in such matters, who may be an employee of the Debenture Issuer, to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, courts, governmental agency or regulatory authority on or after the date of original issuance of the preferred securities by the Trust, the Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act.

         "Regulatory Capital Event" means that the Debenture Issuer determines, based on an opinion of counsel experienced in such matters, who may be an employee of the Debenture Issuer or any of its Affiliates, that, as a result of
(a) any amendment to, clarification of or change (including any announced prospective change) in, applicable laws or regulations or official interpretations thereof or policies with respect thereto or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement or decision is announced on or after the original issuance of the Preferred Securities, there is more than an insubstantial risk that the Debenture Issuer, or any bank holding company of which the Debenture Issuer is a subsidiary, will not be able to treat the Preferred Securities as Tier 1 capital (or its equivalent) for purposes of the Debenture Issuer's primary federal regulator's capital guidelines as then in effect and applicable to the Debenture Issuer;

         "Special Redemption Event" means a Tax Event, an Investment Company Event or a Regulatory Capital Event, as the case may be.

         "Tax Event" means that the Regular Trustees and the Institutional Trustee shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement or decision is announced on or after the date of the original issuance of the Securities, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to income received or accrued on the Debentures, (ii) interest payable on the Debentures is not, or within 90 days of the date thereof will not be, deductible by the Debenture Issuer, in whole or in part, for United States federal income tax purposes or (iii) the Trust is, or will be within 90 days of the date thereof, subject to other taxes, duties or other governmental charges.

         In the event the opinion relates to clause (iii) above, such taxes, duties or other governmental charges shall, in the opinion of the Regular Trustees as set forth in an Officer's Certificate to the Institutional Trustee, be more than de minimis.

         (d) The Trust may not redeem fewer than all the outstanding Securities unless all accrued and unpaid Distributions have been paid on all Securities for all quarterly Distribution periods terminating on or before the date of redemption.

         (e) The Debenture Issuer will have the right at any time to dissolve the Trust and, after satisfaction of liabilities to creditors of the Trust, if any, cause the Debentures to be distributed to the Holders, provided that the Debenture Issuer shall first have delivered to the Institutional Trustee an opinion of nationally recognized tax counsel to the effect that such distribution of the Debentures to the Holders of the Preferred Securities will not be a taxable event for United States federal income tax purposes. If the Debentures are distributed to the Holders and the Preferred Securities are then listed on an exchange, the Debenture Issuer will use its best efforts to cause the Debentures to be listed on the NYSE or on such other exchange as the Preferred Securities are then listed.

         On the date fixed for any distribution of Debentures upon dissolution of the Trust, (i) the Preferred Securities will no longer be deemed to be outstanding, (ii) the Depository Institution or its nominee, as the record holder of the Preferred Securities, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution and (iii) any certificates representing Preferred Securities not held by the Depository Institution or its nominee will be deemed to represent Debentures having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the distribution rate of, and accrued and unpaid interest equal to accrued and unpaid distributions on, such Preferred Securities until such certificates are presented to the Debenture Issuer or its agent for transfer or reissuance.

         (f) The following procedures apply to a Redemption or Distribution of the Debentures.

                  (i) Notice of any redemption of the Debentures, or notice of distribution of Debentures in exchange for the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(f)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders. Each Redemption/Distribution Notice shall be addressed to the Holders at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

                  (ii) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each Holder, it being understood that, in respect of Preferred Securities registered in the name of and held of record by the Depository Institution or its nominee, the distribution of the proceeds of such redemption will be made to each Depository Institution Participant (or Person on whose behalf such nominee holds such securities) in accordance with the procedures applied by such agency or nominee.

                  (iii) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Debentures are redeemed as set out in this Section 4 (which notice will be irrevocable), then by 10:00 a.m., New York City time, on the redemption date, the Debenture Issuer will deposit with one or more paying agents an amount of money sufficient to redeem on the redemption date all the Securities so called for redemption at the Redemption Price. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, distributions will cease to accrue on the Securities so called for redemption, such Securities so called for redemption will no longer be deemed to be outstanding and all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price. On presentation and surrender of such Securities at a place of payment specified in said notice, the said Securities or the specified portions thereof shall be paid and redeemed by the Trust at the Redemption Price. Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If (i) the Debenture Issuer fails to repay the Debentures on the date of their Stated Maturity or on the date fixed for the redemption thereof, (ii) the Debenture Guarantor fails to may a required payment under the Debenture Guarantee, (iii) payment of the Redemption

                           Price in respect of any Securities is improperly withheld or refused and not paid either by the Institutional Trustee or by the Debenture Issuer or the Debenture Guarantor, each as guarantor pursuant to the relevant Securities Guarantee, then Distributions on such Securities will continue to accrue from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

                  (iv) The Trust shall not be required to (i) issue, or register the transfer or exchange of, any Securities after the mailing of a notice of redemption of Securities and (ii) register the transfer or exchange of any Securities so selected for redemption, in whole or in part, except the unredeemed portion of any Securities being redeemed in part.

                  (v) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

         5.       Voting Rights - Preferred Securities.

         (a) Except as provided under Sections 5(b) and 7 and as otherwise required by law and the Declaration, the Holders of the Preferred Securities will have no voting rights.

         (b) Subject to the requirements set forth in the immediately following paragraph, the Holders of a majority in aggregate liquidation amount of the Preferred Securities, voting separately as a class, have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or to direct the exercise of any trust or power conferred upon the Institutional Trustee under the Declaration, including the right to direct the Institutional Trustee, as holder of the Debentures, to (i) exercise the remedies available to it under the Indenture as holder of the Debentures or exercise any trust or power conferred on the Institutional Trustee under the Indenture, (ii) waive any past Event of Default and its consequences that is waivable under Section 5.07 of the Indenture,
(iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required; provided, however, that, where a consent or action under the Indenture would require the consent or act of a Super Majority, only the Holders of at least such Super Majority in aggregate liquidation amount of the Preferred Securities may direct the Institutional Trustee to give such consent or take such action; and provided further, that where a consent or action under the Indenture is only effective against each holder of Debentures who has consented thereto, such consent or action will only be effective against a Holder of Preferred Securities who directs the Institutional Trustee to give such consent or take such action. The Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. If the Institutional Trustee fails to enforce its rights under the Debentures after a holder of record of Preferred Securities has made a written request, to the fullest extent permitted by law, such holder of record of Preferred Securities may institute a legal proceeding directly against the Debenture Issuer to enforce the Institutional

Trustee's rights under the Debentures without first instituting any legal proceeding against the Institutional Trustee or any other Person. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer (or the Debenture Guarantor on its behalf) to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Preferred Securities may institute a Direct Action for enforcement of payment to such Holder of the principal of or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such holder on or after the respective due date specified in the Debentures. Notwithstanding any payments made to such Holder of Preferred Securities by the Debenture Issuer or the Debenture Guarantor, as the case may be, in connection with a Direct Action, the Debenture Issuer shall remain obligated to pay the principal of or interest on the Debentures held by the Trust or the Institutional Trustee of the Trust, and the Debenture Issuer or the Debenture Guarantor, as the case may be, shall be subrogated to the rights of the Holder of such Preferred Securities with respect to payments on the Preferred Securities to the extent of any payments made by the Debenture Issuer, the Debenture Guarantor or the Trust, as the case may be, to such Holder in any Direct Action. Except as provided in the preceding sentences, the Holders of Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

         Except with respect to directing the time, method and place of conducting a proceeding for a remedy, the Institutional Trustee shall not take any of the actions described in clauses (i) through (iv) above unless the Institutional Trustee has obtained an opinion of a nationally-recognized tax counsel experienced in such matters to the effect that, as a result of such action, the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes.

         Any approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause to mailed to each Holder of record or Preferred Securities a notice of any meeting at which Holders of Preferred Securities are entitled to vote or of any matter upon which action by written consent of those Holders is to be taken. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which the action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of the matter upon which written consent is sought and
(iii) instructions for the delivery of proxies or consents.

         No vote or consent of the Holders of the Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

         Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

         Holders of the Preferred Securities will have no rights to appoint or remove the Trustees, who may be appointed, removed or replaced solely by the Sponsor, as Holder of all of the Common Securities; provided, however, that if an Event of Default shall have occurred and be continuing, the Institutional Trustee and the Delaware Trustee may be removed by the vote of a Majority in liquidation amount of the Preferred Securities voting as a class at a meeting of the Holders of the Preferred Securities.

         6.       Voting Rights - Common Securities.

         (a) Except as provided under Sections 6(b) and (c) and 7 and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

         (b) The Holders of the Common Securities are entitled, in accordance with Article V of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

         (c) Subject to Section 2.6 of the Declaration and only after the Event of Default with respect to the Preferred Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Debt Trustee, or exercising any trust or power conferred on the Debt Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 5.07 of the Indenture or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable; provided that, where a consent or action under the Indenture would require the consent or act of a Super Majority of holders of Debentures affected thereby the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding; and provided further, that where a consent or action under the Indenture would require the consent or action of each holder of Debentures, each Holder of Preferred Securities must direct the Institutional Trustee to give such consent or take such action. Pursuant to this
Section 6(c), the Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. Except with respect to directing the time, method and place of conducting a proceeding for a remedy, the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Institutional Trustee has received an opinion of a nationally recognized tax counsel experienced in such matters to the effect that, as a result of such action, the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes. If the Institutional Trustee fails to enforce its rights under the Declaration, to the fullest extent permitted by law, any Holder of Common Securities may institute a legal proceeding directly against any Person to enforce the Institutional Trustee's rights under the Declaration, without first instituting a legal proceeding against the Institutional Trustee or any other Person.

         Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote and (iii) instructions for the delivery of proxies.

         No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

         7.       Amendments to Declaration and Indenture.

         (a) In addition to any requirements under Section 12.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in
Section 8.1 of the Declaration, then the Holders of outstanding Securities voting together as a single class will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in liquidation amount of the Securities affected thereby, provided that, if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Securities.

         (b) In the event the consent of the Institutional Trustee, as the holder of the Debentures, is required under the Indenture with respect to any amendment, modification or termination on the Indenture, the Institutional Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; provided, however, that where a consent under the Indenture would require the consent of a Super Majority, the Institutional Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of the Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding; and provided, further, that where a consent or action under the Indenture is only effective against each holder of Debentures who has consented thereto, such consent or action will only be effective against a holder of Preferred Securities who directs the Institutional Trustee to give such consent or take such action; and provided, further, that the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this Section 7(b) unless the Institutional Trustee has obtained an opinion of a nationally recognized tax counsel experienced in such matters to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action.

         (c) Notwithstanding the foregoing, no amendment or modification may be made to the Declaration if such amendment or modification would
(i) cause the Trust to be classified for purposes of United States federal income taxation as other than a grantor trust, (ii) reduce or otherwise adversely affect the powers of the Institutional Trustee or (iii) cause the Trust to be deemed an "investment company" which is required to be registered under the Investment Company Act.

         8.       Pro Rata.

         A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder according to the aggregate stated liquidation amount of the Securities held by the relevant Holder in relation to the aggregate stated liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default under the Declaration has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate stated liquidation amount of Preferred Securities held by the relevant Holder relative to the aggregate stated liquidation amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate stated liquidation amount of Common Securities held by the relevant Holder relative to the aggregate stated liquidation amount of all Common Securities outstanding.

         9.       Ranking.

         The Preferred Securities rank pari passu, and payment thereon shall be made Pro Rata, with the Common Securities except that, where an Event of Default occurs and is continuing, the rights of Holders of the Common Securities to receive payment of periodic Distributions and payments upon liquidation, redemption and otherwise will be subordinated to the rights of the Holders of the Preferred Securities.

         10.      Listing.

         The Regular Trustees shall use their best efforts to cause the Preferred Securities to be listed for quotation on the NYSE.

         11.      Acceptance of Securities Guarantee and Indenture.

         Each Holder of Preferred Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Preferred Securities Guarantee and the Common Securities Guarantee, respectively, including the subordination provisions therein, and to the provisions of the Indenture.

         12.      No Preemptive Rights.

         The Holders shall have no preemptive or similar rights to subscribe for any additional Securities.

         13.      Miscellaneous.

         These terms constitute a part of the Declaration.

         The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee or the Common Securities Guarantee (as may be appropriate) and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

                                   EXHIBIT A-1

IF THE PREFERRED SECURITY IS A GLOBAL CERTIFICATE, INSERT-[THIS PREFERRED SECURITY IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITORY") OR A NOMINEE OF THE DEPOSITORY. THIS PREFERRED SECURITY IS EXCHANGEABLE FOR PREFERRED SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION AND NO TRANSFER OF THIS PREFERRED SECURITY (OTHER THAN A TRANSFER OF THIS PREFERRED SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

UNLESS THE PREFERRED SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY PREFERRED SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                     FORM OF PREFERRED SECURITY CERTIFICATE
         Certificate Number: R-1      Number of Preferred Securities: 20,000,000
         CUSIP No.:22238E 20 6

                   Certificate Evidencing Preferred Securities
                                       of
                             COUNTRYWIDE CAPITAL IV
                        6.75% Trust Preferred Securities
                 (liquidation amount $25 per Preferred Security)

         COUNTRYWIDE CAPITAL IV, a statutory trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Cede & Co. (the "Holder") is the registered owner of 20,000,000 preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 6.75% Trust Preferred Securities (liquidation amount $25 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of April 11, 2003, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Preferred Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but


                                      A1-1
not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Preferred Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

         Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

         In addition, the Holder is deemed to have (i) agreed to the terms of the Indenture and the Debentures, including that the Debentures are subordinate and junior in right of payment to all present and future Senior Indebtedness (as defined in the Indenture) as and to the extent provided in the Indenture and
(ii) agreed to the terms of the Preferred Securities Guarantee, including that the Preferred Securities Guarantee is subordinate and junior in right of payment to all present and future Senior Indebtedness of the Sponsor and the Debenture Guarantor, except those made pari passu or subordinate by their terms, pari passu with any guarantee now or hereafter entered into by the Sponsor and the Debenture Guarantor in respect of any preferred or preference stock of any Affiliate of the Sponsor or the Debenture Guarantor, and senior to the common stock of the Sponsor and the Debenture Guarantor.

         By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Debentures.

         Unless the Institutional Trustee's Certificate of Authentication hereon has been properly executed, these Preferred Securities shall not be entitled to any benefit under the Declaration or be valid or obligatory for any purpose.

                                      A1-2

         IN WITNESS WHEREOF, the Trust has executed this certificate this 11th day of April 2003.

                                               COUNTRYWIDE CAPITAL IV



                                                By:  ___________________________
                                                Name:
                                                Title:  Regular Trustee

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Preferred Securities referred to in the within-mentioned Declaration.

dated April 11, 2003                        THE BANK OF NEW YORK,
                                                      as Institutional Trustee



                                                By:  ___________________________
                                                          Authorized Signatory

                                      A1-3

                          [FORM OF REVERSE OF SECURITY]

         Distributions payable on each Preferred Security will be fixed at a rate per annum of 6.75% (the "Coupon Rate") of the stated liquidation amount of $25 per Preferred Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate ("Compound Interest") (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest (including Additional Interest and Compound Interest) payable unless otherwise stated. A Distribution will be made by the Institutional Trustee only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available in the Institutional Trustee Account. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per calendar month (but not to exceed 30 days in any month).

         Except as otherwise described below, Distributions on the Preferred Securities will be cumulative, will accrue from April 11, 2003 and will be payable quarterly in arrears on January 1, April 1, July 1 and October 1 of each year, commencing on July 1, 2003 to Holders of record on the relevant record dates, which will be, as long as the Preferred Securities remain in book-entry form, one Business Day prior to the relevant payment date and, in the event the Preferred Securities are not in book-entry form, the December 15, March 15, June 15 and September 15 next preceding the relevant payment date. Such payment dates shall correspond to the interest payment dates on the Debentures. If no Event of Default has occurred and is continuing under the Debentures, the Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period"), provided that no Extension Period shall last beyond the date of the maturity of the Debentures and, as a consequence of such deferral, quarterly Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the maturity of the Debentures. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

         The Preferred Securities shall be redeemable as provided in the Declaration.

                                      A1-4

                              [FORM OF ASSIGNMENT]
                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
        (Insert assignee's social security or tax identification number)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                    (Insert address and zip code of assignee)

and irrevocably appoints

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:  ____________________

Signature: ______________________________
     (Sign exactly as your name appears on the other side of this Preferred Security Certificate)

         (Signature(s) must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Trustee in addition to or in substitution for STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                      A1-5

                                   EXHIBIT A-2
                       FORM OF COMMON SECURITY CERTIFICATE

         THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT IN COMPLIANCE WITH
                     SECTION 9.1 OF THE DECLARATION OF TRUST

Certificate Number: R-1                   Number of Common Securities: 618,557

                    Certificate Evidencing Common Securities
                                       of
                             COUNTRYWIDE CAPITAL IV
                             6.75% Common Securities
                  (liquidation amount $25 per Common Security)

         COUNTRYWIDE CAPITAL IV, a statutory trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Countrywide Financial Corporation (the "Holder") is the registered owner of 618,557 common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 6.75% Common Securities (liquidation amount $25 per Common Security) (the "Common Securities"). Except as provided in the Declaration, the Common Securities are not transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of April 11, 2003, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

         Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

         In addition, the Holder is deemed to have (i) agreed to the terms of the Indenture and the Debentures, including that the Debentures are subordinate and junior in right of payment to all present and future Senior Indebtedness (as defined in the Indenture) as and to the extent provided in the Indenture and
(ii) agreed to the terms of the Common Securities Guarantee, including that the Common Securities Guarantee is subordinate and junior in right of payment to all present and future Senior Indebtedness of the Sponsor and the Debenture Guarantor, except those made pari passu or subordinate by their terms, and pari passu with any guarantee now or hereafter entered into by the Sponsor and the Debenture Guarantor in respect of any preferred or preference stock of any Affiliate of the Sponsor or the Debenture Guarantor, and senior to the common stock of the Sponsor and the Debenture Guarantor.

                                      A2-1

         By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.

         IN WITNESS WHEREOF, the Trust has executed this certificate this 11th day of April 2033.


                                                    COUNTRYWIDE CAPITAL IV

                                                    By:_________________________
                                                    Name:
                                                    Title:  Regular Trustee

                                      A2-2

                          [FORM OF REVERSE OF SECURITY]

         Distributions payable on each Common Security will be fixed at a rate per annum of 6.75 (the "Coupon Rate") of the stated liquidation amount of $25 per Common Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate ("Compound Interest") (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest (including Additional Interest and Compound Interest) payable unless otherwise stated. A Distribution will be made by the Institutional Trustee only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available in the Institutional Trustee Account. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per calendar month (but not to exceed 30 days in any month).

         Except as otherwise described below, distributions on the Common Securities will be cumulative, will accrue from April 11, 2003 and will be payable quarterly in arrears on January 1, April 1, July 1 and October 1, of each year, commencing on July 1, 2003 to Holders of record on the relevant record dates, which will be, as long as the Preferred Securities remain in book-entry form, one Business Day prior to the relevant payment date and, in the event the Preferred Securities are not in book-entry form, the December 15, March 15, June 15 and September 15, next preceding the relevant payment date. Such payment dates shall correspond to the interest payment dates on the Debentures. If no Event of Default has occurred and is continuing under the Debentures, the Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period"), provided that no Extension Period shall last beyond the date of the maturity of the Debentures and, as a consequence of such deferral, quarterly Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the maturity of the Debentures. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

         The Common Securities shall be redeemable as provided in the Declaration.

                                      A2-3

                              [FORM OF ASSIGNMENT]
                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
        (Insert assignee's social security or tax identification number)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                    (Insert address and zip code of assignee)

and irrevocably appoints


________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:  ____________________

Signature: ______________________________
     (Sign exactly as your name appears on the other side of this Preferred Security Certificate)

         (Signature(s) must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Trustee in addition to or in substitution for STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                      A2-4

                                    EXHIBIT B
                              SPECIMEN OF DEBENTURE

                                    EXHIBIT C
                             UNDERWRITING AGREEMENT

                                      C-1